UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒	Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement
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☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under § 240.14a-12

INMUNE BIO INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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INMUNE BIO, INC.

1200 Prospect Street, Suite 525 La Jolla, CA 92037

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD JUNE 1, 2021

10:00 A.M. EASTERN TIME

TO THE STOCKHOLDERS OF INMUNE BIO, INC.:

The annual meeting of stockholders (the “Meeting”) of INmune Bio, Inc. (which we refer to as “INmune” or the “Company”) will be a completely virtual meeting of stockholders.

To participate, vote, or submit questions 15 minutes before and during the Meeting via live webcast, please visit

www.virtualshareholdermeeting.com/INMB2021.

There will not be a physical location for the Meeting.

At the Meeting, the holders of the Company’s outstanding capital stock will act on the following matters:

1.	To elect seven directors to serve until the next annual meeting of stockholders and until their successors are duly elected and qualified;

2.	To ratify the appointment of Marcum LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2021; and

2.	To approve the INmune Bio, Inc. 2021 Stock Inventive Plan.

We also will transact such other business as may properly come before the meeting and any adjournments or postponements of the meeting.

These matters are more fully described in the proxy statement accompanying this notice.

Only holders of the Company’s common stock of record at the close of business on April 13, 2021, are entitled to notice of and to vote at the Meeting. A proxy statement containing important information about the meeting and the matters being voted upon appears on the following pages.

The Board of Directors recommends that you vote “FOR” the proposals set forth in this Notice of Annual Meeting of Stockholders and the Proxy Statement.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING

The Company has enclosed a copy of the proxy statement, the proxy card and the Company’s annual report to stockholders for the year ended December 31, 2020 (the “Annual Report”). The proxy statement, the proxy card and the Annual Report are also available on the Company’s website at https://www.inmunebio.com/index.php/en/investors/filings.

If you have any questions or need assistance voting your shares of our common stock, please contact the Company at (858) 964 3720.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ David Moss
David Moss
Secretary

La Jolla, California

April 26, 2021

PLEASE NOTE: The Meeting will be held to tabulate the votes cast and to report the results of voting on the items described above. No other business matters are planned for the meeting.

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QUESTIONS AND ANSWERS

The following are some questions that you, as a stockholder of the Company, may have about the Meeting, the proposals being considered at the Meeting, as applicable, and brief answers to those questions. These questions and answers may not address all questions that may be important to you as a stockholder of the Company. We encourage you to read carefully the more detailed information contained elsewhere in this proxy statement.

Q:	Why am I receiving this proxy statement?

A:	These proxy materials describe the proposals on which the Company would like you to vote and also give you information on these proposals so that you can make an informed decision. We are furnishing our proxy materials to all stockholders of record entitled to vote at the Meeting.

Q:	When and where is the Meeting?

A:	This year’s Meeting will be a completely virtual meeting of stockholders. It will be help via live webcast at www.virtualshareholdermeeting.com/INMB2021. on June 1, 2021, starting at 10:00 a.m., Eastern Time.

Q:	How may I attend and participate in the Meeting?

A:

We will be hosting the Meeting live via the internet. There will not be a physical location for Meeting.

Our Board annually considers the appropriate format of our annual meeting. Our virtual annual meeting allows stockholders to submit questions and comments before and during the meeting. After the Meeting, we will spend up to 15 minutes answering stockholder questions.

Our virtual format allows stockholders from around the world to participate and ask questions and for us to give thoughtful responses.

Any stockholder can listen to and participate in the Meeting live via the internet at www.virtualshareholdermeeting.com/INMB2021. Stockholders may begin submitting written questions through the internet portal at 9:30 a.m. (Eastern time) on June 1, 2021, and the webcast of the annual meeting will begin at 10:00 a.m. (Eastern time) that day.

Stockholders may also vote while connected to the Meeting on the internet. You will need the control number included on your Notice of Internet Availability of Proxy Materials or your proxy card (if you received a printed copy of the proxy materials) in order to be able to vote your shares or submit questions.

Instructions on how to connect and participate via the internet, including how to demonstrate proof of stock ownership, are posted at www.virtualshareholdermeeting.com//INMB2021.

We will have technicians ready to assist you with any technical difficulties you may have accessing the virtual meeting. If you encounter any difficulties accessing the virtual meeting during the check-in or meeting time, please call the technical support number that will be posted on the Virtual Shareholder Meeting log in page.

If you do not have your control number, you will be able to listen to the meeting only — you will not be able to vote or submit questions.

Q:	Who is entitled to vote at the Meeting?

A:	Only stockholders who our records show owned shares of our common stock as of the close of business on April 13, 2021 which is the record date for the Meeting (the “Record Date”), may vote at the Meeting. You will have one vote for each share of the Company’s common stock that you owned as of the Record Date. On the Record Date, we had 14,932,638 shares of common stock outstanding.

Q:	How are votes counted?

A:	Each share of our common stock entitles its holder to one vote per share.

Q:	What am I being asked to vote on?

A:	You will be voting on the following proposals.

●	A proposal to elect seven directors to serve until the next annual meeting of stockholders and until their successors are duly elected and qualified.

●	A proposal to ratify the appointment of Marcum LLP as our independent registered public accounting firm for the year ending December 31, 2021.

Q:	How does the Company’s Board of Directors recommend that I vote on the proposals set forth in the Notice of Annual Meeting of Stockholders and the Proxy Statement?

A:	Our Board of Directors recommends that you vote “FOR” the election of each of the nominees for director and “FOR” each of the other proposals set forth in the Notice of Annual meeting of Stockholders and the Proxy Statement.

Q:	Do I have dissenters’ rights if I vote against the proposals?

A:	There are no dissenters’ rights available to the Company’s stockholders with respect to any matter to be voted on at the Meeting.

Q:	What do I need to do now?

A:	We encourage you to read this entire proxy statement, and the documents we refer to in this proxy statement Then complete, sign, date and return, as promptly as possible, the enclosed proxy card in the accompanying reply envelope or grant your proxy electronically over the Internet or by telephone, so that your shares can be voted at the Meeting. If you hold your shares in “street name,” please refer to the voting instruction forms provided by your broker, bank or other nominee to vote your shares.

Q:	What quorum is required for the Meeting?

A:	A quorum will exist at the Meeting if the holders of record of 33 1/3 percent of the capital stock issued and outstanding and entitled to vote thereat, present in person or represented by proxy. Shares of the Company’s common stock that are voted to abstain are treated as shares that are represented at the Meeting for purposes of determining whether a quorum exists.

Q:	Who will tabulate the votes?

A:	The Company has designated a representative of Broadridge Financial Solutions as the Inspector of Election who will tabulate the votes.

Q:	What vote is required in order for the proposals to be approved?

A:	The following table sets forth the required vote for each proposal:

	Proposal	Required Vote	Page Number (for more details)

1.	Election of 7 directors.	Plurality of votes cast	8

2.	Ratification of the appointment of Marcum LLP as our independent registered public accounting firm for the year ending December 31, 2021	Majority of the votes cast	9

3.	Approval of INmune Bio, Inc. 2021 Stock Incentive Plan	Majority of the votes cast	10

Q:	What are broker non-votes?

A:	Broker non-votes are shares held by brokers that do not have discretionary authority to vote on the matter and have not received voting instructions from their clients. Brokers holding shares of record for customers generally are not entitled to vote on “non-routine” matters, unless they receive voting instructions from their customers. The proposed ratification of the appointment of Marcum LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021 is considered a “routine” matter. Accordingly, brokers are entitled to vote uninstructed shares only with respect to the ratification of the appointment of Marcum LLP as our independent registered public accounting firm.

Q:	How do I vote my shares if I am a record holder?

A:	If you are a record holder of shares (that is, the shares are registered with our transfer agent in your name and not the name of your broker or other nominee), you are urged to submit your proxy as soon as possible, so that your shares can be voted at the meeting in accordance with your instructions. Registered stockholders may vote in person at the Meeting, or by sending a personal representative to the Meeting with an appropriate proxy, or by one of the following methods:

●	By Internet. www.proxyvote.com;

●	By Telephone. 1-800-690-6903

●	By Mail. If you received our proxy materials in the mail, you can complete, sign and date the included proxy card and return the proxy card in the prepaid envelope provided;

●	During the Annual Meeting. Instructions on how to vote while participating in our annual meeting live via the internet are posted at www.virtualshareholdermeeting.com/INMB2021. We will have technicians ready to assist you with any technical difficulties you may have accessing the virtual meeting. If you encounter any difficulties accessing the virtual meeting during the check-in or meeting time, please call the technical support number that will be posted on the Virtual Shareholder Meeting log in page.

Please note that the Internet and telephone voting facilities for registered stockholders will close at 11:59 p.m., Eastern Time, on the day before the meeting date. For more information, please see “The Meeting—How to Vote Your Shares” below.

Q:	How do I vote my shares if I hold my shares in “street name” through a bank, broker or other nominee?

A:	If you hold your shares as a beneficial owner through a bank, broker or other nominee, you should have received instructions on how to vote your shares from your broker, bank or other nominee. Please follow their instructions carefully. You must provide voting instructions to your bank, broker or other nominee by the deadline provided in the materials you receive from your bank, broker or other nominee to ensure your shares are voted in the way you would like at the Meeting.

Q:	If my bank, broker or other nominee holds my shares in “street name,” will such party vote my shares for me?

A:	For all “non-routine” matters, not without your direction. Your broker, bank or other nominee will be permitted to vote your shares on any “non-routine” proposal only if you instruct your broker, bank or other nominee on how to vote. Under applicable stock exchange rules, brokers, banks or other nominees have the discretion to vote your shares on routine matters if you fail to instruct your broker, bank or other nominee on how to vote your shares with respect to such matters. The proposals to be voted upon by our stockholders described in this proxy statement, except for the ratification of the appointment of our independent registered public accounting firm, are “non-routine” matters, and brokers, banks and other nominees therefore cannot vote on these proposals without your instructions. The proposed ratification of the appointment of Marcum LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021 is considered a “routine” matter. Accordingly, brokers, banks and other nominees are entitled to vote uninstructed shares only with respect to the ratification of the appointment of Marcum LLP as our independent registered public accounting firm. Therefore, it is important that you instruct your broker, bank or nominee on how you wish to vote your shares.

You should follow the procedures provided by your broker, bank or other nominee regarding the voting of your shares of the Company’s common stock. Without instructions, a broker non-vote will result, and your shares will not be voted, on all “non-routine” matters.

Q:	What is a proxy?

A:	A proxy is your legal designation of another person, referred to as a “proxy,” to vote shares of stock. The written document describing the matters to be considered and voted on at the Meeting is called a “proxy statement.” Our Board of Directors has designated Raymond J. Tesi, our Chief Executive Officer and David Moss, our Chief Financial Officer, and each of them, with full power of substitution, as proxies for the Meeting.

Q:	If a stockholder gives a proxy, how are the shares voted?

A:	When proxies are properly dated, executed and returned, the shares represented by such proxies will be voted at the Meeting in accordance with the instructions of the stockholder. If no specific instructions are given on properly-executed returned proxies, however, the shares will be voted in accordance with the recommendations of our Board of Directors as described above. If any matters not described in this proxy statement are properly presented at the Meeting, the proxy holders will use their own judgment to determine how to vote your shares.

Q:	What happens if I do not vote or return a proxy?

A:	A quorum will exist at the Meeting only if the holders of record of a majority of the issued and outstanding shares of the capital stock of the Company entitled to vote at the Meeting are present in person or by proxy. Your failure to vote on the proposals, by failing to either submit a proxy or attend the Meeting if you are a stockholder of record, may result in the failure of a quorum to exist at the Meeting.

Q:	What happens if I abstain?

A:	If you abstain, whether by proxy or in person at the Meeting, or if you instruct your broker, bank or other nominee to abstain your abstention will not be counted for or against the proposals, but will be counted as “present” at the Meeting in determining whether or not a quorum exists.

Q:	Can I revoke my proxy or change my vote?

A:	You may change your vote at any time prior to the vote at the Meeting. To revoke your proxy instructions and change your vote if you are a holder of record, you must (i) vote again on a later date on the Internet or by telephone (only your latest Internet or telephone proxy submitted prior to the Meeting will be counted), (ii) advise our Secretary at our principal executive offices (1200 Prospect Street, Suite 525, La Jolla, CA 92037) in writing before the proxy holders vote your shares, (iii) deliver later dated and signed proxy instructions (which must be received prior to the Meeting) or (iv) participating in the Meeting live via the internet and voting again. If you hold shares in “street name,” you should refer to the instructions you received from your broker, bank or other nominee. Attendance in and of itself at the Meeting will not revoke a proxy. For shares you hold beneficially but not of record, you may change your vote by submitting new voting instructions to your broker or nominee or, if you have obtained a valid proxy from your broker or nominee giving you the right to vote your shares, by participating in the Meeting live via the internet and voting again.

Q:	What should I do if I receive more than one set of voting materials?

A:	You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. If you are a stockholder of record and your shares are registered in more than one name, you will receive more than one proxy card. Please complete, date, sign and return (or vote via the Internet or telephone with respect to) each proxy card and voting instruction card that you receive to ensure that all of your shares are counted.

Q:	What is “householding”?

A:	We have adopted a procedure approved by the U.S. Securities and Exchange Commission (the “SEC”) called “householding” for stockholders who have the same address and last name and do not participate in electronic delivery of proxy materials. In some instances, only one copy of the proxy materials is being delivered to multiple stockholders sharing an address, unless we have received instructions from one or more of the stockholders to continue to deliver multiple copies. This procedure reduces our printing costs and postage fees.

We will deliver promptly, upon oral or written request, a separate copy of the applicable materials to a stockholder at a shared address to which a single copy was delivered. If you wish to receive a separate copy of the proxy materials you may call us at (858) 964 3720, or send a written request to INmune Bio, 1200 Prospect Street, Suite 525, La Jolla, CA 92037, Attention: Secretary. If you have received only one copy of the proxy materials, and wish to receive a separate copy for each stockholder in the future, you may call us at the telephone number or write us at the address listed above. Alternatively, stockholders sharing an address who now receive multiple copies of the proxy materials may request delivery of a single copy, also by calling us at the telephone number or writing to us at the address listed above.

Q:	Where can I find the voting results of the Meeting?

A:	The Company intends to announce preliminary voting results at the Meeting and publish final results in a Current Report on Form 8-K that will be filed with the SEC following the Meeting. All reports the Company files with the SEC are publicly available when filed.

Q:	What if I have questions about lost stock certificates or need to change my mailing address?

A:	You may contact our transfer agent, VStock Transfer, LLC at (212) 828-8436, or by email at info@vstocktransfer.com, if you have lost your stock certificate. You may email VStock Transfer, LLC at info@vstocktransfer.com if you need to change your mailing address

Q:	Who can help answer my additional questions about the proposals or the other matters discussed in this proxy statement?

A:	If you have questions about the proposals or other matters discussed in this proxy statement, you may contact the Company by mail at INmune Bio, 1200 Prospect Street, Suite 525, La Jolla, CA 92037, Attention: Secretary.

THE MEETING

We are furnishing this proxy statement to our stockholders as part of the solicitation of proxies by our Board of Directors for use at the Meeting of stockholders to be held on June 1, 2021, or continuation thereof. We began distributing this Proxy Statement, Annual Meeting notice and proxy card, or a notice of internet availability of proxy materials on or about April 27, 2021.

Date, Time and Place

The Meeting of the Company’s stockholders will be held via live webcast at www.virtualshareholdermeeting.com/INMB2021 on June 1, 2021, starting at 10:00 a.m., Eastern Time.

Matters to be Considered

The purpose of the Meeting is for stockholders of the Company to consider and vote on the following proposals.

Proposal No. 1 The Election of Directors	To elect seven directors to serve until the next annual meeting of stockholders and until their successors are duly elected and qualified.

Proposal No. 2 Ratification of Independent Registered Public Accounting Firm	To ratify the appointment of Marcum LLP as our independent registered public accounting firm for the year ending December 31, 2021.

Proposal No. 3 Approval of INmune Bio, Inc. 2021 Stock Incentive Plan	To approve the INmune Bio, Inc. 2021 Stock Incentive Plan.

Record Date; Shares Outstanding and Entitled to Vote

The close of business on April 13, 2021, has been fixed as the Record Date for determining those Company stockholders entitled to notice of and to vote at the Meeting. As of the close of business on the Record Date for the Meeting, there were 14,932,638 shares of the Company’s common stock, held by 30 holders of record. Each share of the Company’s common stock entitles its holder to one vote at the Meeting on all matters properly presented at the Meeting.

Quorum

A quorum of stockholders is necessary to hold a valid meeting. A quorum will exist at the Meeting if shares of 33 1/3 percent of the capital stock issued and outstanding and entitled to vote thereat, are represented in person or represented by proxy. Shares of the Company’s common stock that are voted to abstain are treated as shares that are represented at the Meeting for purposes of determining whether a quorum exists. Broker non-votes do not count for voting purposes, but are considered “present” at the meeting for purposes of determining whether a quorum exists.

Vote Required

Directors shall be elected by the vote of a plurality of the shares represented in person or by proxy.

Ratification of our independent registered public accounting firm and approval of the INmune Bio, Inc. 2021 Stock Incentive plan requires the affirmative vote of a majority of the votes cast at the Meeting, whether in person or by proxy, provided that a quorum is present. An abstention will not be counted for or against the proposals, and therefore will not affect the vote outcome. Failure of record holders to submit a signed proxy card, grant a proxy electronically over the Internet or by telephone or to vote in person by ballot at the Meeting will have no effect on the outcome of the votes for such items, although such failure may contribute to a quorum not being present at such meeting. Broker non-votes will have no effect on the outcome of the votes for all proposals except for the ratification of the appointment of our independent registered public accounting firm, for which we do not expect any broker non-votes.

Recommendations of our Board of Directors

The Board of Directors also recommends that you vote “FOR” the election of each of the nominees for director “FOR” the proposals set forth in the Notice of Annual Meeting of Stockholders and the Proxy Statement.

Common Stock Ownership of Directors and Executive Officers

As of the Record Date, our directors and executive officers held an aggregate of approximately 40% of the shares of the Company’s common stock entitled to vote at the Meeting.

How to Vote Your Shares

Stockholders of record may submit a proxy via the Internet, by telephone or by mail, or they may vote by participating in the Meeting and voting live via the internet .

●	Submitting a Proxy via the Internet: You may vote by proxy via the Internet by following the instructions provided in the notice.

●	Submitting a Proxy by Telephone: If you request printed copies of the proxy materials by mail, you may vote by calling the toll free number found on the proxy card.

●	Submitting a Proxy by Mail: If you choose to submit a proxy for your shares by mail, simply mark the enclosed proxy card, date and sign it, and return it in the postage paid envelope provided.

●	Participating in the Meeting: If you are a stockholder of record, you may participate in the Meeting live via the internet and vote via the internet. You will need the control number included on your Notice of Internet Availability of Proxy Materials or your proxy card (if you received a printed copy of the proxy materials) in order to be able to vote your shares or submit questions.

If your shares are held in the name of a broker, bank or other nominee, you will receive instructions from the stockholder of record that you must follow for your shares to be voted. Please follow their instructions carefully.

How to Change Your Vote

If you are the stockholder of record, you may revoke your proxy or change your vote prior to your shares being voted at the Meeting by:

●	sending a written notice of revocation or a duly executed proxy card, in either case, dated later than the prior proxy card relating to the same shares, to INmune Bio, Inc., 1200 Prospect Street, Suite 525, La Jolla, CA 92037, Attention: Secretary;

●	submitting a proxy at a later date by telephone or via the Internet, if you have previously voted by telephone or via the Internet in connection with the Meeting; or

●	participating in the Meeting live via the internet and voting again.

If you are the beneficial owner of shares held in the name of a broker, bank or other nominee, you may change your vote by:

●	submitting new voting instructions to your broker, bank or other nominee in a timely manner following the voting procedures received from your broker, bank or other nominee; or

●	participating in the Meeting live via the internet and voting, if you have obtained a valid proxy from the broker, bank or other nominee that holds your shares giving you the right to vote the shares.

Attendance at the Meeting will not, in and of itself, constitute revocation of a proxy. See the section entitled “—How to Vote Your Shares” above for information regarding certain voting deadlines.

Counting Your Vote

All properly executed proxies delivered and not properly revoked will be voted at the Meeting as specified in such proxies. If you provide specific voting instructions, your shares of the Company’s common stock will be voted as instructed. If you hold shares in your name and sign and return a proxy card or submit a proxy by telephone or via the Internet without giving specific voting instructions, your shares will be voted “FOR” the election of each of the nominees for director and “FOR” the proposals set forth in the Notice of Annual Meeting of Stockholders and the Proxy Statement.

Proxies solicited may be voted only at the Meeting and any postponement of the Meeting and will not be used for any other meeting.

PROPOSAL NO. 1 — ELECTION OF DIRECTORS

Proposal

Seven directors are to be elected at the Meeting to serve until the next annual meeting of the Company’s stockholders. Unless otherwise instructed, the persons named in the accompanying proxy intend to vote the shares represented by the proxy for the election of the nominees listed below. Although it is not contemplated that any nominee will decline or be unable to serve as a director, in such event, proxies will be voted by the proxy holder for such other persons as may be designated by the Board of Directors, unless the Board of Directors reduces the number of directors to be elected.

The following table sets forth the nominees for directors on the Board of Directors. Certain biographical information about the nominees as of the Record Date can be found above in the section titled “Directors and Officers.”

Nominees for Directors

Name	Age	Position(s) with the Company	Date First Elected or Appointed
Raymond J. Tesi, MD	65	President and CEO, Director	September 2015
J. Kelly Ganjei	47	Director	September 2016
Tim Schroeder	63	Director	December 2016
David Szymkowski, PhD	57	Director	August 2018
Scott Juda, JD	50	Director	March 2018
Edgardo Baracchini, PhD	61	Director	August 2019
Marcia Allen	70	Director	November 2019

Required Stockholder Vote and Recommendation of Our Board of Directors

The directors shall be elected by the vote of a plurality of the shares represented in person or by proxy. Broker non-votes and failures of record holders to submit a signed proxy card, grant a proxy electronically over the Internet or by telephone or to vote via the internet at the Meeting will have no effect on the outcome of the vote on the election of directors.

OUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE

“FOR” EACH OF THE NOMINEES IN THIS PROPOSAL NO. 1.

PROPOSAL NO. 2 — RATIFICATION OF THE APPOINTMENT OF INDEPENDENT

REGISTERED PUBLIC ACCOUNTING FIRM

Proposal

The Board of Directors has appointed Marcum LLP as our independent registered public accounting firm for the fiscal year 2021 and has further directed that the selection of Marcum LLP be submitted to a vote of the Company’s stockholders at the Meeting for ratification.

As described below, the stockholder vote is not binding on the Board of Directors. If the appointment of Marcum LLP is not ratified, the Board of Directors will evaluate the basis for the stockholders’ vote when determining whether to continue the firm’s engagement, but may ultimately determine to continue the engagement of the firm or another audit firm without re-submitting the matter to stockholders. Even if the appointment of Marcum LLP is ratified, the Board of Directors may in its sole discretion terminate the engagement of the firm and direct the appointment of another independent auditor at any time during the year if it determines that such an appointment would be in the best interests of our Company and our stockholders.

Representatives of Marcum LLP are not expected to attend the Meeting.

Fees

The aggregate fees billed to us by our principal independent public accountant for services rendered for the years ended December 31, 2020 and 2019, are set forth in the table below:

Fee Category	For the Year Ended December 31, 2020	For the Year Ended December 31, 2019
Audit fees (1)	$215,215	$126,850
Audit-related fees (2)	-	-
Tax fees (3)	15,000	17,201
All other fees (4)	-	-
Total fees	$230,215	$144,051

(1)	Audit fees consist of fees incurred for professional services rendered for the audit of consolidated financial statements, for reviews of our interim consolidated financial statements included in our quarterly reports on Forms 10-Q and for services that are normally provided in connection with statutory or regulatory filings or engagements. Includes professional services performed for filing of the Company’s registration statement on Form S-1 and for the Company’s equity offerings.

(2)	Audit-related fees consist of fees billed for professional services that are reasonably related to the performance of the audit or review of our consolidated financial statements, but are not reported under “Audit fees.”

(3)	Tax fees consist of fees billed for professional services relating to tax compliance, tax planning, and tax advice.

(4)	All other fees consist of fees billed for all other services.

Audit Committee

The Audit Committee, among other things, is responsible for:

●	Appointing, approving the compensation of, overseeing the work of, and assessing the independence, qualifications, and performance of the independent auditor;

●	reviewing the internal audit function, including its independence, plans, and budget;

●	approving, in advance, audit and any permissible non-audit services performed by our independent auditor;

●	reviewing our internal controls with the independent auditor, the internal auditor, and management;

●	reviewing the adequacy of our accounting and financial controls as reported by the independent auditor, the internal auditor, and management;

●	overseeing our financial compliance system; and

●	overseeing our major risk exposures regarding the Company’s accounting and financial reporting policies, the activities of our internal audit function, and information technology.

The Board has affirmatively determined that each member of the Audit Committee meets the additional independence criteria applicable to audit committee members under SEC rules and the NASDAQ Stock Market. The Board of Directors has adopted a written charter setting forth the authority and responsibilities of the Audit Committee. The Board has affirmatively determined that each member of the Audit Committee is financially literate, and that all members meet the qualifications of an Audit Committee financial expert. The Audit Committee consists of Tim Schroeder, Scott Juda and Marcia Allen. Scott Juda is the chairman of the Audit Committee.

Based on the review and the discussions described above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2020 for filing with the SEC.

The Audit Committee also considered whether the non-audit services rendered by our independent registered public accounting firm are compatible with an auditor maintaining independence. The Audit Committee has determined that the rendering of such services is compatible with Marcum LLP maintaining its independence.

Required Stockholder Vote and Recommendation of Our Board of Directors

Approval of our independent registered public accounting firm requires the affirmative vote of a majority of the votes cast at the Meeting, whether in person or by proxy, provided that a quorum is present. An abstention will not be counted for or against the proposal, and therefore will not affect the vote outcome.

OUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE

“FOR” THIS PROPOSAL NO. 2.

AUDIT COMMITTEE REPORT

The Board of Directors has reviewed and discussed with management our audited financial statements for the fiscal year ended December 31, 2020, which were audited by Marcum LLP, our independent registered public accounting firm. The Board of Directors discussed with Marcum LLP the matters required to be discussed pursuant to Public Company Accounting Oversight Board (United States) Auditing Standard 1301 (Communication with Audit Committee). The Board of Directors received the written disclosures and letter from the independent registered public accounting firm required by applicable requirements of the PCAOB regarding the independent registered public accounting firm’s communications with the Board of Directors concerning independence, and discussed with the independent registered public accounting firm the independent registered public accounting firm’s independence. The Board of Directors also considered whether the provision of services other than the audit of our financial statements for the fiscal year ended December 31, 2020 were compatible with maintaining Marcum LLP’s independence.

The Board of Directors has selected Marcum LLP as our independent auditor for 2021.

Respectfully submitted by the Audit Committee,

Messrs. Schroeder, Juda and Allen

PROPOSAL NO. 3 — APPROVAL OF THE 2021 STOCK INCENTIVE PLAN

Description of Proposed 2021 Stock Incentive Plan

On April 16, 2021, the Board unanimously approved, subject to stockholder approval, the Company’s 2021 Stock Incentive Plan (the “2021 Plan”), subject to stockholder approval, pursuant to which 2,000,000 shares of our common stock will be made available for issuance under the 2021 Plan.

The full text of the 2021 Plan is set out in Annex A to this Proxy Statement. Stockholders are being asked to approve the 2021 Plan. Capitalized terms not defined herein have the meaning ascribed to them in the 2021 Plan.

Reasons for the 2021 Plan

The purpose of the 2021 Plan is to (a) enable the Company and its affiliates to attract and retain the types of employees, directors and consultants (“Participants”) who will contribute to the Company’s long-range success; (b) provide incentives that align the interests of Employees, Consultants and Directors with those of the shareholders of the Company; and (c) promote the success of the Company’s business, thus enhancing the value of the Company for the benefit of its stockholders.

The market for quality personnel is competitive, and the ability to obtain and retain competent personnel is of great importance to the Company’s business operations. In addition, the Board is seeking to satisfy grants made subject to stockholder approval as stated above as well as the Company’s forecasted needs for equity compensation.

Effects of the Plan

As a result of the 2021 Plan, the Company will be able to grant awards to eligible recipients including employees, consultants and directors of the Company and its affiliates, and persons who are reasonably expected to become employees, consultants and directors. The issuance in the future of awards under the 2021 Plan consisting of full value awards and options to purchase shares of the Company’s Common Stock may have the effect of diluting the earnings per share and book value per share, as well as the stock ownership and voting rights, of the holders of the currently outstanding shares of our common stock.

Material Terms of the 2021 Plan

The following is a summary of the material terms and conditions of the 2021 Plan, subject to stockholder ratification. This summary, however, does not purport to be a complete description of all provisions of the 2021 Plan and is qualified in its entirety by reference to the 2021 Plan, included with this proxy statement as Annex A.

Administration. The authority to manage the operation of and administer the 2021 Plan shall be vested in a committee (the “Committee”). The Committee shall be selected by the Board of Directors, and shall consist solely of two or more members of the Board of Directors who are non-employee directors within the meaning of Rule 16b-3 and are outside directors within the meaning of Code Section 162(m). Unless otherwise determined by the Compensation Committee of the Board of Directors shall be designated as the “Committee.”

Eligibility. Awards may be granted pursuant to the 2021 Plan only to persons who are eligible persons. Under the 2021 Plan, “Eligible Persons” are all employees, non-employee directors, consultants and other key advisors who provide services to the Company (or any Subsidiary) who are eligible under the 2021 Plan.

Awards. Pursuant to the terms of the 2021 Plan, an “Award” shall include any award or benefit granted under the 2021 Plan, including but not limited to, Options, Stock Appreciation Rights (or “SARs”), Restricted Stock, Restricted Stock Units, Other Stock-Based Awards and Cash Based Awards, each such term defined herein. Each Award shall be evidenced by an Award Agreement containing such terms and conditions applicable to such Award as the Committee shall determine.

Options. The term “Option” means a right to purchase shares of Stock. An Option may be either an ISO or an NQSO. The Award Agreement evidencing an Option shall designate the Option as either an ISO or an NQSO, as determined in the discretion of the Committee. At the time of the grant of Options, the Committee may place restrictions on the exercisability or vesting of Options that shall lapse, in whole or in part, upon the attainment of Performance Goals; provided that such Performance Goals shall relate to periods of performance of at least one fiscal year.

Restricted Stock. The term “Restricted Stock” means an Award of shares of Stock that may be subject to certain restrictions and to a risk of forfeiture. Stock issued upon the exercise of Options or SARs is not “Restricted Stock” for purposes of the plan, even if subject to post-issuance transfer restrictions or forfeiture conditions. When Restricted Stock vests, it ceases to be “Restricted Stock” for purposes of the Plan. Restricted Stock shall be subject to such restrictions on transferability and other restrictions, if any, as the Committee may impose at the date of grant, which restrictions may lapse separately or in combination at such times, under such circumstances, in such installments, or otherwise, as the Committee may determine.

Restricted Stock Units. The term “Restricted Stock Unit” means a right to receive Stock or cash at the end of a specified deferral period, which right may be conditioned on the satisfaction of specified performance or other criteria. At the time of the grant of Restricted Stock Units, the Committee may place restrictions on Restricted Stock Units that shall lapse, in whole or in part, upon the attainment of Performance Goals; provided that such Performance Goals shall relate to periods of performance of at least one fiscal year.

Stock Appreciation Rights. The term “Stock Appreciation Right” or “SAR” means the right to be paid an amount measured by the appreciation in the Fair Market Value of Stock from the date of grant to the date of exercise of the right. SARs may be granted independently or in tandem with an Option at the time of grant of the related Option. An SAR granted in tandem with an Option shall be exercisable only to the extent the underlying Option is exercisable. Payment of an SAR may be made in cash, Stock, or a combination of the foregoing, as specified in the Award Agreement or determined in the sole discretion of the Committee.

Cash-Based Awards. The term “Cash-Based Award” means a right or other interest that may be denominated or payable in cash, other than an Award pursuant to which the amount of cash is determined by reference to the value of a specific number of shares of Stock. The Committee is authorized to grant Awards to Grantees in the form of Cash-Based Awards, as deemed by the Committee to be consistent with the purposes of the Plan. At the time of the grant of Cash-Based Awards, the Committee may place restrictions on the payout or vesting of Cash-Based Awards that shall lapse, in whole or in part, upon the attainment of Performance Goals.

Change of Control. The Committee may, at the time an Award is made or at any time prior to, coincident with or after the time of a Change of Control: (a) provide for the adjustment of any Performance Goals as the Committee deems necessary or appropriate to reflect the Change of Control; (b) provide for the cancellation of any Awards then outstanding if the surviving entity or acquiring entity (or the surviving or acquiring entity’s parent company) in the Change of Control replaces the Awards with new rights of substantially equivalent value, as determined by the Committee; (c) provide that upon an involuntary termination of a Participant’s employment as a result of a Change of Control, any time periods shall accelerate, and any other conditions relating to the vesting, exercise, payment or distribution of an Award shall be waived; or (d) provide that Awards shall be purchased for an amount of cash equal to the amount that could have been obtained for the shares covered by a Restricted Stock Award if it had been vested and or by an Option and or by an SAR if it had been exercised at the time of the Change of Control.

Notwithstanding any other provisions of the Plan or an Award Agreement to the contrary, the vesting, payment, purchase or distribution of an Award may not be accelerated by reason of a Change of Control for any Grantee unless the Grantee’s employment is involuntarily terminated as a result of the Change of Control as provided in the Award Agreement or in any other written agreement, including an employment agreement, between the Company and the Grantee.

The term “Change of Control” shall be deemed to occur if and when:

(i) any person, including a “person” as such term is used in Section 14(d)(2) of the Exchange Act (a “Person”), is or becomes a beneficial owner (as such term is defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 50% or more of the combined voting power of the Company’s then outstanding securities;

(ii) individuals who, as of the Effective Date, constitute the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the Effective Date whose election, or nomination for election by the Company’s stockholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding for this purpose any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board;

(iii) all or substantially all of the assets of the Company are sold, transferred or distributed, or the Company is dissolved or liquidated; or

(iv) a reorganization, merger, consolidation or other corporate transaction involving the Company (a “Transaction”) is consummated, in each case, with respect to which the stockholders of the Company immediately prior to such Transaction does not, immediately after the Transaction, own more than 50% of the combined voting power of the Company or other corporation resulting from such Transaction in substantially the same respective proportions as such stockholders’ ownership of the voting power of the Company immediately before such Transaction.

Notwithstanding the foregoing or any other provision of this Plan, the term Change of Control shall not include a sale of assets, merger or other transaction effected exclusively for the purpose of changing the domicile of the Company.

Section 162(m) of the Internal Revenue Code. Following the enactment of the Tax Cuts and Jobs Act (the “TCJA”) in December 2017, Section 162(m) disallows a tax deduction for any publicly held corporation for individual compensation exceeding $1.0 million in any taxable year to its chief executive officer, chief financial officer, and any of its three other most highly compensated executive officers (the “covered employees”). Prior to the enactment of the TCJA, Section 162(m) disallowed a tax deduction for any publicly held corporation for individual compensation exceeding $1.0 million in any taxable year to its chief executive officer and any of its three other most highly compensated executive officers, other than its chief financial officer, unless such compensation qualified as “performance-based compensation” within the meaning of the Internal Revenue Code. The changes to Section 162(m) made by the TCJA are generally effective for taxable years beginning in 2018, but there is a grandfather rule for compensation paid pursuant to a written, binding contract that was in effect on November 2, 2017, which was not modified in any material respect on or after that date. Awards granted under the 2021 Plan to our covered employees, whether performance-based or otherwise, will be subject to the $1.0 million annual deduction limitation under Section 162(m). The Board of Directors or the Compensation Committee, as applicable, intends to consider the potential impact of Section 162(m) on compensation decisions, but reserves the right to grant awards under the 2021 Plan that may not be deductible because of Section 162(m), as the Board or the Committee in the exercise of its business judgment determines appropriate to meet our compensation objectives.

New Plan Benefits. SEC rules require us to disclose any amounts that we currently are able to determine will be allocated to our named executive officers, directors and other employees following approval of the 2021 Plan. The aggregate benefits or amounts, including shares or options to be received by or allocated to certain executive officers, directors or other employees are not known with specificity at this time. All benefits under the 2021 Plan shall be subject to approval by the stockholders.

Eligible Persons Under the 2021 Plan. As of the Record Date, there were approximately six employees and five non-executive directors eligible for Awards under the 2021 Plan. The number of other service providers potentially eligible to participate in the 2021 Plan is not currently determinable.

Federal Income Tax Information Regarding the 2021 Plan.

The following is a brief summary of the principal federal income tax consequences of awards under the 2021 Stock Plan to U.S. taxpayers and the Company based on applicable provisions of the Internal Revenue Code and Treasury Regulations now in effect.

The following discussion assumes that the fair market value of our common stock on the date of exercise is greater than the per share exercise price.

Nonstatutory Stock Options.  No taxable income is reportable when a nonstatutory stock option with an exercise price equal to the fair market value of the underlying stock on the date of grant is granted to a participant.  Upon exercise, the participant will recognize ordinary income in an amount equal to the excess of the fair market value (on the exercise date) of the shares purchased over the exercise price of the option.  Any taxable income recognized in connection with an exercise of the nonstatutory stock option by an employee of the Company is subject to tax withholding by the Company.  Any additional gain or loss recognized upon any later disposition of the shares would be capital gain or loss.

Incentive Stock Options.  No taxable income is reportable when an incentive stock option is granted or exercised (except for purposes of the alternative minimum tax, in which case taxation is the same as for nonstatutory stock options).  If the participant exercises the option and then later sells or otherwise disposes of the shares more than two years after the grant date and more than one year after the exercise date, the difference between the sale price and the exercise price will be taxed as capital gain or loss.  If the participant exercises the option and then later sells or otherwise disposes of the shares before the end of the two- or one-year holding periods described above, he or she generally will recognize ordinary income at the time of the sale equal to the fair market value of the shares on the exercise date (or the sale price, if less) minus the exercise price of the option.

Stock Appreciation Rights.  Generally, no taxable income is reportable when a participant is granted a stock appreciation right.  Upon exercise, the participant will recognize ordinary income in an amount equal to the amount of cash received and the fair market value of any shares received in excess of the exercise price.  Any additional gain or loss recognized upon any later disposition of the shares would be capital gain or loss.

Restricted Stock Awards, Restricted Stock Units, Performance Shares and Performance Units.  A participant generally will not have taxable income at the time an award of restricted stock, restricted stock units, performance shares, or performance units are granted.  Instead, he or she will recognize ordinary income in the first taxable year in which his or her interest in the shares underlying the award becomes either (i) freely transferable, or (ii) no longer subject to a substantial risk of forfeiture.  However, the recipient of an award of restricted stock may elect to recognize income at the time he or she receives the award in an amount equal to the fair market value of the shares underlying the award (less any cash paid for the shares on the date the award is granted). Any additional gain or loss recognized upon any later disposition of the shares would be capital gain or loss.

Tax Effect for the Company.  The Company generally will be entitled to a tax deduction in connection with an award under the 2021 Stock Plan in an amount equal to the ordinary income realized by a participant and at the time the participant recognizes such income (for example, the exercise of a nonstatutory stock option).

Equity Compensation Plan Information

The following table provides certain information with respect to all of our compensation plans in effect as of December 31, 2020:

Plan Category	(A) Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights		(B) Weighted Average Exercise Price of Outstanding Options, Warrants and Rights	(C) Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (excluding securities reflected in column(A))
Equity Compensation Plans approved by stockholders	3,457,000	(1)	$5.82	214,525	(2)
Equity Compensation Plans not approved by stockholders	—		—	—
Total	3,457,000		$5.82	214,525

(1)	Consists of shares subject to outstanding stock options, under the INmune Bio, Inc. 2019 Stock Incentive Plan (the “2019 Plan”) and INmune Bio, Inc. 2017 Stock Incentive Plan (the “2017 Plan) some of which are vested and some of which remain subject to the vesting of the respective equity award.

(2)	Consists of shares available for future issuance under the 2019 Plan and the 2017 Plan. As of December 31, 2020, an aggregate of 146,525 shares of common stock were available for issuance under the 2019 Plan and 68,000 shares of common stock were available for issuance under the 2017 Plan.

Adoption of INmune Bio, Inc. 2019 Stock Incentive Plan

On September 12, 2019, the shareholders of INmune Bio, Inc. approved the INmune Bio, Inc. 2019 Stock Incentive Plan (the “2019 Plan”). The purpose of the 2019 Plan is to promote the interests of the Company and its stockholders by providing (i) officers and employees, (ii) advisors, and (iii) non-employee directors with appropriate incentives and rewards.

The 2019 Plan provides for the granting of stock options, stock appreciation rights, restricted stock, restricted stock units, other stock-based awards and cash-based awards. The 2019 Plan also provides for the granting of performance stock awards so that the Board may use performance criteria in establishing specific targets to be attained as a condition to the grant or vesting of awards under the 2019 Plan.

The 2019 Plan provides for the grant of stock awards to employees, directors and consultants of the Company and its affiliates covering an aggregate of 2,000,000 shares of common stock, subject to adjustments in the event of certain changes to the Company’s capitalization.

The common stock subject to the 2019 Plan may be unissued shares or reacquired shares, including shares purchased on the open market. If a stock award granted under the 2019 Plan is forfeited, expires or is canceled or settled without issuance of common stock it shall not count against the maximum number of shares that may be issued under the 2019 Plan.

The Board has broad discretion in making grants under the 2019 Plan and may make grants subject to such terms and conditions as determined by the Board or a duly appointed committee thereof. Grants under the 2019 Plan will be subject to the terms and conditions set forth in the document making the award, including, without limitation any applicable purchase price and provisions pursuant to which the grant may be forfeited.

The Board may terminate or amend the 2019 Plan at any time, except for certain actions that may not be taken without stockholder approval. The 2019 Plan is scheduled to terminate in 2029.

Adoption of INmune Bio, Inc. 2017 Stock Incentive Plan

On November 15, 2017, the Board approved the INmune Bio, Inc. 2017 Stock Incentive Plan (the “2017 Plan”). The purpose of the 2017 Plan is to promote the interests of the Company and its stockholders by providing (i) officers and employees, (ii) advisors, and (iii) non-employee directors with appropriate incentives and rewards.

The 2017 Plan provides for the granting of stock options, stock appreciation rights, restricted stock, restricted stock units, other stock-based awards and cash-based awards. The 2017 Plan also provides for the granting of performance stock awards so that the Board may use performance criteria in establishing specific targets to be attained as a condition to the grant or vesting of awards under the 2017 Plan.

The 2017 Plan provides for the grant of stock awards to employees, directors and consultants of the Company and its affiliates covering an aggregate of 1,700,000 shares of common stock, subject to adjustments in the event of certain changes to the Company’s capitalization.

The common stock subject to the 2017 Plan may be unissued shares or reacquired shares, including shares purchased on the open market. If a stock award granted under the 2017 Plan is forfeited, expires or is canceled or settled without issuance of common stock it shall not count against the maximum number of shares that may be issued under the 2017 Plan.

The Board has broad discretion in making grants under the 2017 Plan and may make grants subject to such terms and conditions as determined by the Board or a duly appointed committee thereof. Grants under the 2017 Plan will be subject to the terms and conditions set forth in the document making the award, including, without limitation any applicable purchase price and provisions pursuant to which the grant may be forfeited.

The Board may terminate or amend the 2017 Plan at any time, except for certain actions that may not be taken without stockholder approval. The 2017 Plan is scheduled to terminate in, 2027.

Required Stockholder Vote and Recommendation of Our Board of Directors

The approval of the 2021 Plan will be made upon the affirmative vote of the majority of shares cast on the proposal. Abstentions and broker non-votes will have no direct effect on the outcome of this proposal. If the proposal is not approved by the stockholders, the 2021 Plan will not be effective and the proposal will not be implemented.

THE BOARD RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” APPROVING THE
COMPANY’S 2021 STOCK INCENTIVE PLAN.

DIRECTORS, OFFICERS AND KEY EMPLOYEES

Set forth below are the Company’s Directors, and Executive Officers and key employees as of December 31, 2020, together with an overview of their professional experience and expertise.

Name	Age	Position(s) Held	Director Since

Raymond J. Tesi, MD	65	President and CEO, and Director	2015
David J. Moss	50	Chief Financial Officer, Treasurer and Secretary	N/A
Mark Lowdell, PhD	58	Chief Scientific Officer	N/A
J. Kelly Ganjei	47	Director	2016
Tim Schroeder	63	Director	2016
David Szymkowski, PhD	57	Director	2018
Scott Juda, JD	50	Director	2018
Edgardo Baracchini, PhD	61	Director	2019
Marcia Allen	70	Director	2019

Directors are elected annually and hold office until the next annual meeting of the stockholders of the Company and until their successors are elected. Officers are elected annually and serve at the discretion of the Board of Directors.

Raymond J. Tesi, M.D. has been the Company’s President, Chief Executive Officer and a member of the board of directors of the Company since the formation of the Company in September 2015. Dr. Tesi is currently a board member for Bexion Pharmaceuticals. From November 2011 until May 2015, Dr. Tesi was CEO, President and Acting Chief Medical Officer of FPRT Bio Inc., a development stage biotech formed to develop XPro1595 for the treatment of neurodegenerative disease and other inflammatory diseases. From November 2010 to October 2011, Dr. Tesi was Chief Medical Officer of Adienne SRL, an emerging biotech in Bergamo, Italy focused on products to treat patients with hematologic malignancy. From June 2007 to September 2010, Dr. Tesi was founder, CEO and President of Coronado Biosciences. Dr. Tesi received his MD degree from Washington University School of Medicine in 1982. Dr. Tesi has been a licensed physician since 1982 and Fellow of the American College of Surgery since 1991. Dr. Tesi’s significant experience with our licensed technology and his experience as a transplant surgeon, entrepreneur, investor and director of start-up biopharmaceutical companies were instrumental in his selection as a member of the board of directors.

David J. Moss, M.B.A. is a co-founder and has been the Chief Financial Officer since the Company’s formation in September 2015. He also serves as secretary and treasurer and from September 15, 2015 until April 2018, Mr. Moss was also a member of the Company’s board of directors. Mr. Moss is audit committee chair for Qilian International Holding Groups LTD., a director of CareSpan International, Inc. and served as a director and audit committee chair of Xiangtai Food Co from Aug 2019 to Aug 2020 and was a director of Pegasi Energy Resources Corporation from May 2007 to January 2014 and was a founding investor in Reliant Service Group LLC which sold in 2015 to a leading private equity firm. From 1996 until 2001 he served as Managing Partner at a Seattle based venture capital firm, The Phoenix Partners. From November 2010 until October 2011, Mr. Moss was the Chief Executive Officer, sole director and a majority shareholder of Tamandare Explorations Inc. a private specialty pharmaceutical company. In October 2011 Tamandare Explorations engaged in a merger transaction pursuant to with Tonix Pharmaceuticals Holding Corp., which at the time had its common stock listed on the OTC Bulletin Board and is currently listed on Nasdaq Capital Market. In connection with the merger transaction Mr. Moss resigned as Tamandare Explorations Chief Executive Officer and a member of its board of directors. From 2001 until the formation of INmune Bio in 2015, Mr. Moss has invested in healthcare technology companies. Mr. Moss holds an MBA from Rice University and a BA in Economics from the University of California, San Diego.

Mark Lowdell, Ph.D. was a member of the board of directors of the Company from its formation in September 2015 until July 2018 and has been the Company’s Chief Scientific Officer since October 2015. Prof. Lowdell is Professor of Cell and Tissue Therapy at University College London where he has led a translational immunotherapy group and cGMP cell manufacturing facility since 1994. Since February 2009, Prof. Lowdell has also been Director of Cellular Therapy at the Royal Free London NHS Foundation Trust. He received his PhD in clinical immunology from London Hospital Medical College, University of London in 1992 and is a qualified immunopathologist. Prof. Lowdell is a past Vice President and board member of the International Society for Cell & Gene Therapy. His education and significant academic and clinical experience with cellular therapies were instrumental in his selection as Chief Scientific Officer.

Timothy Schroeder has been one of the Company’s directors since December 2016. Timothy Schroeder, CEO and Founder of CTI Clinical Trial & Consulting Services (“CTI”), has over 35 years of clinical, academic, and industry experience in global drug and device development programs. CTI, founded in 1999, is a multi-national research firm with associates in North America, Europe, Latin America and Asia-Pacific. The firm has supported more than 100 drug and device approvals, and currently works on behalf of approximately 120 global pharmaceutical and biotechnology companies. Prior to founding CTI, Mr. Schroeder held numerous faculty positions with the University of Cincinnati College of Medicine. He was also the founding Executive Vice President of Clinical Development at SangStat Medical Corporation, which went public in 1995. Mr. Schroeder is currently a board member for over a dozen corporate and non-profit organizations, including Xavier University, which he attended. He also serves on the boards of Bexion Pharmaceuticals, Camargo Pharma Services, Cincinnati Children’s Hospital Medical Center, Gravity Diagnostics and Immunarray. Mr. Schroeder was named as an EY Entrepreneur of the Year in 2015 and was recognized as Top Leader by the Enquirer Media in 2016.In 202, he also received the St Xavier Insignis Award and the Mt Saint Joseph University Trustee Award.  Mr. Schroder has significant clinical trial and drug development experience which is why he was selected as a member of the board of directors.

David Szymkowski, Ph.D has been one of the Company’s directors since August 2018. Dr. Szymkowski is Vice President of Preclinical Operations at Xencor, Inc. Xencor (NASDAQ:XNCR) is a clinical-stage biopharmaceutical company developing engineered bispecific antibodies for the treatment of autoimmune diseases and cancer. Prior to joining Xencor in 2002, Dr. Szymkowski was a principal scientist in the respiratory group at Roche Bioscience in Palo Alto, CA. Previously, he was a virology program leader at Roche Pharmaceuticals in the U.K. With 28 years of big pharma and biotech R&D experience at Roche and at Xencor, Dr. Szymkowski has been instrumental in over a dozen IND submissions, coauthored over forty papers and reviews, is an inventor on numerous patents (including XPro1595), and speaks frequently on the development of antibody therapeutics and other biologics. Dr. Szymkowski has contributed to the advancement of numerous drugs into clinical trials for lupus, asthma, allergy, and hematological and solid tumors. He received his B.A. from Johns Hopkins University and his Ph.D. in molecular and cell biology from Penn State, and completed a postdoc at the Imperial Cancer Research Fund (U.K.). Dr. Szymkowski serves on the board as the Xencor representative pursuant to a voting agreement with other shareholders of the Company, and has significant experience in pharmaceutical business development, which is why he was selected as a member of the board of directors.

J. Kelly Ganjei, has been one of the Company’s directors since September 2016. Mr. Ganjei is the former Chief Executive Officer and Chairman of the Board of Cognate BioServices, a CDMO focused on the cell and gene therapy fields that was recently acquired by Charles River Laboratories International. Mr. Ganjei has over 20 years of experience within the life science, venture capital and IT sectors and has lead companies through various stages of development, ranging from the virtual start-up, to mid-cap restart, through the exponential growth phase, and into a public exit. Prior to joining Cognate, Mr. Ganjei was the principal at an SBA venture capital firm where he was brought on to support deal flow into and out of the fund, with a specific focus on regenerative medicine, immunotherapy and cell therapy investments within the portfolio. While in this role, he helped the venture capital firm exit the SBA program and was the key driver of several other strategic deals for various portfolio companies. Previously, Mr. Ganjei was the CEO and Co-founder of Remegenix, Inc. Prior to Remegenix, Inc., was a Vice President of Business Development at TissueGene, Inc., where he helped close several tranches of TissueGene’s Series A and B funding and was responsible for developing the global informatics infrastructure for the company and its affiliates. Prior to TissueGene, Inc., Mr. Ganjei served as a Product Marketing Manager for LabVantage where he was the key technical sales and marketing lead for LabVantage’s life science software product offering globally and was responsible for the design of all life science product initiatives. Mr. Ganjei has published numerous scientific, peer-reviewed papers and has been an invited guest speaker and presenter at various business forums. Mr. Ganjei received his B.S. in Microbiology from the University of Maryland College Park in 1995 and began his career at NIH in May of the same year. Mr. Ganjei has significant biotechnology start-up experience as well as significant drug development and manufacturing knowledge which is why he was selected as a member of the board.

Scott Juda, has been one of the Company’s directors since March 2018. He is the Manager and Co-Founder of Fossick Capital, a technology focused hedge fund. From 2012 to 2016, Scott was the Chief Executive Officer and Co-Founder of The Juda Group, Inc., a division of CCM, an institutional capital markets focused broker-dealer. Scott was at SMH Capital from 2002 until 2011, serving as a Managing Director in the Investment Banking Group as well Chief Operating Officer of The Juda Group subsidiary. From 2000 to 2002, Mr. Juda was an institutional sales-trader for Sutro & Co. From 1997 to 2000, Scott practiced corporate and securities law at Buchalter Nemer LLP. Mr. Juda received his bachelor’s degree from the University of Southern California and his juris doctor from the University of Pepperdine School of Law. Mr. Juda is a member of the State Bar of California.

Edgardo (Ed) Baracchini, PhD, MBA, has been one of the Company’s directors since August 2019. He is also a current member of the board of directors of 4D Pharma, PLC a public company traded on both NASDAQ and AIM, and coImunne, Inc, a privately held company. Most recently Dr. Baracchini was the Chief Business Officer at Imago Biosciences. He was chief business officer of Xencor, Inc., biopharmaceutical company focused on autominnue diseases, asthma and cancer, from 2010 to 2018. From 2002 to 2009, Dr. Baracchini was associated with Metabasis Therapeutics, initially as vice president and later as SVP of business development. He holds over 25 years of experience in structuring and negotiating research and development partnerships, mergers and acquisitions, and licensing agreements. Dr. Baracchini has personally negotiated more than 80 business transactions with multinational and Asian pharmaceutical firms, biotechnology companies, and prominent universities, leading to transactions valued in excess of $5.3 billion, and has significant experience in alliance management, strategic planning, and IR/PR. Additionally, Dr. Baracchini has been a key member of executive teams that have raised over $930 million in private and public financing, and that have successfully completed two IPOs. He received his MBA from the University of California, Irvine, his PhD in molecular and cell biology from the University of Texas at Dallas, and his B.S. in microbiology from the University of Notre Dame.

Marcia Allen has been one of the Company’s directors since November 2019. Ms. Allen is the CEO and founder of Allen & Associates, a global Strategic Advisory and Investment firm. Ms. Allen has a broad financial background, with both corporate and institutional experience. For the past three decades she has been devoted to corporate finance, focused on wealth management, private equity, venture capital and M&A. She has represented all levels of investors and corporate clients for strategic consulting, acquisitions, restructures and divestitures. Her primary focus is to build value through balanced structures and proper timing of financing, growth and divestiture. In this capacity, Ms. Allen has developed and successfully completed many financial transactions through her companies, Allen & Associates, Elite Capital, a California based Venture Capital Firm, and Allen/Brenner, Inc., a wealth and cash management firm focused on the entertainment and media industry. Ms. Allen was a founder and served as Managing Director of The Movie Group, (AMX) the originating company which is today Lionsgate Entertainment (NYSE). Ms. Allen’s began her career as a member of the founding group of Ruby Tuesday, Inc. Upon her departure, she joined Taco Bell, Inc. (NASDAQ) as the Chief Financial Officer; where she structured and facilitated the acquisition of Taco Bell, Inc. by PepsiCo, Inc (NYSE). From PepsiCo, Ms. Allen moved to W.R. Grace & Co. (NYSE) initially she was based in Newport Beach, CA with the Restaurant / Retail Division as CFO, and later in their New York headquarters as a Corporate Development Officer (M&A). Her expertise in the financial world comes from both the operational sector and investment arena, which gives her a unique insight and advantage in financial structuring and operations. Her Advisory clients are quite diverse from the House of Al Thani, the governments of Zambia, Turkey and other developing countries to US hospitality giants Marriott and McDonalds. She is a problem solver and she is known for her “out of the box” strategic plans. She was educated at the University of Tennessee in finance and accounting. She has been a speaker for Forbes, Strategic Research Institute, Inc. magazine, the National Restaurant Association, Los Angeles Venture Association (LAVA). She is active in numerous civic and political organizations. Since 2003 she has been a Member of the Board of Directors of Ark Restaurants (ARKR).

CORPORATE GOVERNANCE

The Company is committed to maintaining strong corporate governance practices that benefit the long-term interests of our Shareholders by providing for effective oversight and management of the Company. The Company’s governance policies, including its Insider Trading Policy, Code of Ethics, and Committee Charters can be found on the Company’s website at http://www.inmunebio.com/.

The Nominating and Corporate Governance Committee regularly reviews the Company’s corporate governance policies, Code of Ethics, and Committee Charters to ensure that they take into account developments at the Company, changes in regulations and listing requirements, and the continuing evolution of best practices in the area of corporate governance.

The Board conducts an annual self-evaluation in order to assess whether the directors, the committees, and the Board are functioning effectively.

The Board has granted Mark Lowdell and David Moss rights to observe board meetings as long as they each own at least 750,000 shares of the Company’s common stock.

Code of Ethics

The Company has adopted a Code of Ethics that applies to its principal executive officers and principal financial officer, principal accounting officer or controller, or persons performing similar functions and also to other employees. The Company’s Code of Ethics can be found on our website at www.inmunebio.com.

Involvement in Certain Legal Proceedings

Except as disclosed in the bios above, the Company’s Directors and Executive Officers have not been involved in any of the following events during the past ten years:

1.	any bankruptcy petition filed by or against such person or any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time;

2.	any conviction in a criminal proceeding or being subject to a pending criminal proceeding (excluding traffic violations and other minor offenses);

3.	being subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining him from or otherwise limiting his involvement in any type of business, securities or banking activities or to be associated with any person practicing in banking or securities activities;

4.	being found by a court of competent jurisdiction in a civil action, the Securities and Exchange Commission or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended, or vacated;

5.	being subject of, or a party to, any federal or state judicial or administrative order, judgment decree, or finding, not subsequently reversed, suspended or vacated, relating to an alleged violation of any federal or state securities or commodities law or regulation, any law or regulation respecting financial institutions or insurance companies, or any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity; or

6.	being subject of or party to any sanction or order, not subsequently reversed, suspended, or vacated, of any self-regulatory organization, any registered entity or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

Board Committees

Our Board of Directors has established three standing committees: an audit committee, a nominating and corporate governance committee and a compensation committee, which are described below. Members of these committees are elected annually at the regular board meeting held in conjunction with the annual stockholders’ meeting. The charter of each committee is available on our website at www.inmunebio.com.

Audit Committee

The Audit Committee, among other things, is responsible for:

●	appointing, approving the compensation of, overseeing the work of, and assessing the independence, qualifications, and performance of the independent auditor;

●	reviewing the internal audit function, including its independence, plans, and budget;

●	approving, in advance, audit and any permissible non-audit services performed by our independent auditor;

●	reviewing our internal controls with the independent auditor, the internal auditor, and management;

●	reviewing the adequacy of our accounting and financial controls as reported by the independent auditor, the internal auditor, and management;

●	overseeing our financial compliance system; and

●	overseeing our major risk exposures regarding the Company’s accounting and financial reporting policies, the activities of our internal audit function, and information technology.

The Board has affirmatively determined that each member of the Audit Committee meets the additional independence criteria applicable to audit committee members under SEC rules and the NASDAQ Stock Market. The Board of Directors has adopted a written charter setting forth the authority and responsibilities of the Audit Committee. The Board has affirmatively determined that each member of the Audit Committee is financially literate, and that all members meet the qualifications of an Audit Committee financial expert. The Audit Committee consists of Tim Schroeder, Scott Juda and Marcia Allen. Scott Juda is the chairman of the Audit Committee. During 2020, the Audit Committee met 4 times.

Compensation Committee

The Compensation Committee is responsible for establishing and administering our executive compensation policies. The role of the Compensation Committee is to (i) formulate, evaluate and approve compensation of the Company’s directors, executive officers and key employees, (ii) oversee all compensation programs involving the use of the Company’s stock, and (iii) produce, if required under the securities laws, a report on executive compensation for inclusion in the Company’s proxy statement for its annual meeting of shareholders. The duties and responsibilities of the Compensation Committee under its charter include:

●	Annually reviewing and setting compensation of executive officers;

●	Periodically reviewing and making recommendations to the Board with respect to compensation of non-employee directors;

●	Reviewing and approving corporate goals and objectives relevant to Chief Executive Officer compensation, evaluating the Chief Executive Officer’s performance in light of those goals and objectives, and setting the Chief Executive Officer’s compensation levels based on this evaluation;

●	Reviewing competitive practices and trends to determine the adequacy of the executive compensation program;

●	Approving and overseeing incentive compensation and equity-based plans for executive officers that are subject to Board approval;

●	Making recommendations to the Board as to the Company’s compensation philosophy and overseeing the development and implementation of compensation programs;

●	Periodically reviewing and making recommendations to the Board with respect to compensation of non-employee directors; and

●	Reviewing and approving corporate goals and objectives relevant to Chief Executive Officer compensation, evaluating the Chief Executive Officer’s performance in light of those goals and objectives, and setting the Chief Executive Officer’s compensation levels based on this evaluation.

When appropriate, the Compensation Committee may, in carrying out its responsibilities, form and delegate authority to subcommittees. The Chief Executive Officer plays a role in determining the compensation of our other executive officers by evaluating the performance of those executive officers. The Chief Executive Officer’s evaluations are then reviewed by the Compensation Committee. This process leads to a recommendation for any changes in salary, bonus terms and equity awards, if any, based on performance, which recommendations are then reviewed and approved by the Compensation Committee.

The Compensation Committee has the authority, at the Company’s expense, to select, retain, terminate and set the fees and other terms of the Company’s relationship with any outside advisors who assist it in carrying out its responsibilities, including compensation consultants or independent legal counsel.

The Board has adopted a written charter setting forth the authority and responsibilities of the Compensation Committee. The Compensation Committee consists of Scott Juda, Tim Schroeder, Kelly Ganjei and Edgardo Baracchini. Tim Schroeder is the chairman of the Compensation Committee. The Board has affirmatively determined that each member of the Compensation Committee meets the additional independence criteria applicable to compensation committee members under SEC rules and the NASDAQ Stock Market. During 2020, the Compensation Committee met 4 times.

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee, among other things, is responsible for:

●	reviewing and assessing the development of the executive officers, and considering and making recommendations to the Board regarding promotion and succession issues;

●	evaluating and reporting to the Board on the performance and effectiveness of the directors, committees, and the Board as a whole;

●	working with the Board to determine the appropriate and desirable mix of characteristics, skills, expertise, and experience, including diversity considerations, for the full Board and each committee;

●	annually presenting to the Board a list of individuals recommended to be nominated for election to the Board;

●	reviewing, evaluating, and recommending changes to the Company’s Corporate Governance Policies and Committee Charters;

●	recommending to the Board individuals to be elected to fill vacancies and newly created directorships;

●	overseeing the Company’s compliance program, including the Code of Conduct; and

●	overseeing and evaluating how the Company’s corporate governance and legal and regulatory compliance policies and practices, including leadership, structure, and succession planning, may affect the Company’s major risk exposures.

The Board of Directors has adopted a written charter setting forth the authority and responsibilities of the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee consists of Marcia Allen, Kelly Ganjei and Edgardo Baracchini. Kelly Ganjei is the chairman of the Nominating and Corporate Governance Committee. During 2020, the Nominating and Corporate Governance Committee met 1 time.

Board of Director Meetings and Attendance

Our Board of Directors met in person and telephonically 4 times during 2020 and also approved Board resolutions or acted by unanimous written consent 10 times. Each of the then-members of our Board of Directors was present at 75% or more of the meetings of the Board and committees held in 2020.

EXECUTIVE COMPENSATION

The following table sets forth the compensation for the Company’s fiscal years ended December 31, 2020 and 2019 earned by or awarded to, as applicable, our principal executive officer, principal financial officer and the Company’s other most highly compensated executive officers as of December 31, 2020. In this Proxy Statement, we refer to such officers as the Company’s “Named Executive Officers.”

Summary Compensation Table

				Option and Stock		All Other
		Salary	Bonus	Awards		Compensation	Total
Name and Principal Position	Year	($)	($)	($) (1) (2)		($)	($)
Raymond J. Tesi	2020	$300,000	-	$-		-	$300,000
CEO/President/CMO	2019	247,500	-	895,159(	3)	-	1,142,659
David J. Moss	2020	300,000	-	-		-	300,000
CFO	2019	247,500	-	895,159(	4)	-	1,142,659
Mark Lowdell,	2020	-	-	-		138,204	138,204
CSO	2019	-	-	614,521(	5)	142,810	757,331

(1)	The amounts shown in the “Option and Stock Awards” column represent the aggregate grant date fair value of awards computed in accordance with ASC 718, not the actual amounts paid to or realized by the Named Executive Officer during 2020 and 2019. ASC 718 fair value amount as of the grant date for stock options generally is spread over the number of months of service required for the grant to vest.

(2)	The fair value of each stock option award is estimated as of the date of grant using the Black-Scholes valuation model. Additional information regarding the assumptions used to estimate the fair value of all stock option awards is included in Note 7 to Consolidated Financial Statements.

(3)	On November 25, 2019 Mr. Tesi received a grant of an option to purchase up to 300,000 shares of Common Stock at an exercise price of $3.91 per share.
(4)	On November 25, 2019 Mr. Moss received a grant of an option to purchase up to 300,000 shares of Common Stock at an exercise price of $3.91 per share.

(5)	On November 25, 2019 Mr. Lowdell received a grant of an option to purchase up to 180,000 shares of Common Stock at an exercise price of $3.91 per share.

Employment Agreements

The Company and David Moss have entered into an employment agreement, beginning January 1, 2021, pursuant to which Mr. Moss is serving as our Chief Financial Officer. Pursuant to the employment agreement, Mr. Moss is paid a salary of $359,000 per annum. Mr. Moss is eligible for an annual discretionary bonus with a target amount of 40% of his then current base salary as determined by the Board of Directors and/or Compensation Committee in its discretion based upon the achievement of corporate and/or individual objectives that are determined in the sole discretion of the Board of Directors. Pursuant to the employment agreement if Mr. Moss is terminated without cause, or if he terminates his employment for good reason, (as those terms are defined in the employment agreement) the Company will be required to pay him the equivalent of 18 months of his base salary in effect as of the separation date.

The Company and Raymond Tesi, MD, have entered into an employment agreement, dated January 1, 2021, pursuant to which Dr. Tesi is serving as the Company’s Chief Executive Officer and President. Pursuant to the employment agreement, Dr. Tesi is paid a salary of $455,000 per annum. Dr. Tesi is eligible for an annual discretionary bonus with a target amount of 50% of his then current base salary as determined by the Board of Directors and/or Compensation Committee in its discretion based upon the achievement of corporate and/or individual objectives that are determined in the sole discretion of the Board of Directors. Pursuant to the employment agreement if Dr. Tesi is terminated without cause, or if he terminates his employment for good reason, (as those terms are defined in the employment agreement) the Company will be required to pay him the equivalent of 18 months of his base salary in effect as of the separation date.

Consulting Agreement

The Company and Mark Lowdell, PhD, have entered into a consulting agreement, dated January 1, 2018, pursuant to which Dr. Lowdell is serving as our Chief Scientific Officer. Dr. Lowdell was paid fees of $138,204 during 2020.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

The following table summarizes the total outstanding equity awards as of December 31, 2020, for each Named Executive Officer:

		Option Awards					Stock Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)
Raymond J. Tesi	1/01/2018	400,000	-	-	$7.80	12/31/2027	-	-
	11/25/2019	108,329	191,671	-	3.91	11/25/2029	-	-
David J. Moss	1/01/2018	400,000	-	-	7.80	12/31/2027	-	-
	11/25/2019	108,329	191,671	-	3.91	11/25/2029	-	-
Mark Lowdell	1/01/2018	400,000	-	-	7.80	12/31/2027	-	-
	11/25/2019	65,000	115,000	-	3.91	11/25/2029	-	-

DIRECTOR COMPENSATION

The following table sets forth the compensation of our directors for the year ended December 31, 2020, who are not one of our Named Executive Officers:

Name	Year	Fees Earned or Paid in Cash	Stock Awards	Option Awards (a)	All Other Compensation	Total

Tim Schroeder	2020	$15,750	$-	$	$-	$15,750
J. Kelly Ganjei	2020	10,250	-			10,250
Edgardo Baracchini	2020	14,500	-		-	14,500
Scott Juda	2020	14,000	-		-	14,000
Marcia Allen	2020	14,750	-		-	14,750
David Szymkowski	2020	-	-		-	-

(a)	This column shows the grant date fair value of awards computed in accordance with stock-based compensation accounting rules Accounting Standards Codification Topic 718.

TRANSACTIONS WITH RELATED PERSONS

The following is a description of the transactions and series of similar transactions, since January 1, 2019, that the Company was a participant or will be a participant, in which:

●	transactions in which the amount involved exceeds the lesser of $120,000 or one percent of the average of the smaller reporting company’s total assets at year-end for the last two completed fiscal years; and

●	any of the Company’s directors, executive officers, holders of more than 5% of our capital stock (which are referred to as “5% stockholders”) or any member of their immediate family had or will have a direct or indirect material interest, other than compensation arrangements with directors and executive officers.

UCL

At December 31, 2020 and 2019, the Company owed UCL Consultants Limited (“UCL”) $33,664 and $9,379, respectively, in connection with medical research performed on behalf of the Company. During the years ending December 31, 2020 and 2019, the Company paid UCL $334,738 and $349,071, respectively, for medical research performed on behalf of the Company. UCL is a wholly owned subsidiary of the University of London. The Company’s Chief Scientific and Manufacturing Officer is a professor at the University of London.

CTI

At December 31, 2020 and 2019, the Company owed CTI $0 and $280,723, respectively, for medical research performed on behalf of the Company. During the years ending December 31, 2020 and 2019, the Company paid CTI $126,850 and $1,071,126, respectively, for medical research performed on behalf of the Company. In addition, during May 2019, the Company entered into a sublease agreement with CTI for office space. During the years ended December 31, 2020 and 2019, the Company paid CTI $25,392 and $49,305, respectively, pursuant to its sublease agreement with CTI. During the year ended December 31, 2020, the Company recorded a capital contribution of $215,761 for the forgiveness of certain accounts payable due to CTI.

Procedures for Approval of Related Party Transactions

Related party transactions are subject to the advance review and approval of the Audit Committee and/or the full Board of Directors, with advice from outside counsel. In its review, the Audit Committee and/or Board is provided with full disclosure of the parties involved in the transaction and considers the relationships amongst the parties and members of our Board of Directors and executive officers.

STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT OF INMUNE BIO, INC.

The following table sets forth certain information with respect to the beneficial ownership of the Company’s common stock as of April 7, 2021 for:

●	each of the Company’s current directors and executive officers;

●	all of the Company’s current directors and executive officers as a group; and

●	each person, or group of affiliated persons, who beneficially owned more than 5% of our common stock.

Except as indicated by the footnotes below, the Company believes, based on information furnished to it, that the persons and entities named in the table below have sole voting and sole investment power with respect to all shares of common stock that they beneficially owned, subject to applicable community property laws.

The Company’s calculation of the percentage of beneficial ownership is based on 14,932,638 shares of common stock outstanding as of April 7, 2021. The Company has determined beneficial ownership in accordance with the rules of the SEC, and the information is not necessarily indicative of beneficial ownership for any other purpose. Under Rule 13d-3 of the Exchange Act of 1934, as amended (the “Exchange Act”), a beneficial owner of a security includes any person who, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise has or shares: (i) voting power, which includes the power to vote or to direct the voting of shares; and (ii) investment power, which includes the power to dispose or direct the disposition of shares. Certain shares may be deemed to be beneficially owned by more than one person (if, for example, persons share the power to vote or the power to dispose of the shares). In addition, shares are deemed to be beneficially owned by a person if the person has the right to acquire the shares (for example, upon exercise of an option) within 60 days of the date as of which the information is provided. In computing the percentage ownership of any person or persons, the amount of shares outstanding is deemed to include the amount of shares beneficially owned by such person or persons (and only such person or persons) by reason of these acquisition rights.

Name and Address(1)	Common Stock Owned		Number of Shares Exercisable Within 60 Days		Percentage of Common Stock

Executive Officers and Directors
Raymond J. Tesi	1,540,933		549,994	(2)	13.5%
David J. Moss	1,223,417		549,994	(3)	11.5%
Mark Lowdell	1,506,251		490,000	(4)	12.9%
Tim Schroeder	156,667	(5)	163,775	(5)	2.1%
J. Kelly Ganjei	-		163,775	(6)	1.1%
David Szymkowski	1,585,000	(7)	2,179,420	(7)	22.0%
Scott Juda, JD	27,500		163,775	(8)	1.3%
Edgardo Baracchini	-		55,775	(9)	* %
Marcia Allen	-		55,775	(9)	* %
Officers and Directors as a group (9 individuals)	6,039,768		4,372,283		53.9%

Beneficial owners of more than 5%
Xencor Inc.	1,585,000	(7)	2,179,420	(7)	22.0%

*	Less than 1%.

1	Except as otherwise indicated, the address of each beneficial owner is INmune Bio Inc., 1200 Prospect Street, Suite 525, La Jolla, CA 92037.

2	Consists of 549,994 shares that may be acquired pursuant to the exercise of stock options within 60 days after April 7, 2021.

3	Consists of 549,994 shares that may be acquired pursuant to the exercise of stock options within 60 days after April 7, 2021.

4	Consists of 490,000 shares that may be acquired pursuant to the exercise of stock options within 60 days of after April 7, 2021.

5	The shares of the Company’s common stock are held by CTI Holdings, a company of which Mr. Schroeder is the majority shareholder. 163,775 shares may be acquired pursuant to the exercise of stock options by Mr. Schroeder within 60 days after April 7, 2021.

6	Consists of 163,775 shares that may be acquired pursuant to the exercise of stock options within 60 days after April 7, 2021.

7	The shares of the Company’s common stock and stock options are held by Xencor, Inc. Consists of (i) 1,585,000 shares of common stock held by Xencor, Inc. (111 W. Lemon Avenue, Monrovia, CA 91016), (ii) 108,000 shares that may be acquired by Xencor pursuant to the exercise of stock options within 60 days after August 12, 2021, and (iii) as of April 7, 2021, 2,071,420 shares may be acquired by Xencor, Inc. pursuant to an option in which Xencor, Inc. may acquire 10% of the Company’s common stock on a fully diluted basis immediately after such purchase for $10 million. David Szymkowski of Xencor, Inc. has voting and investment control of the shares of common stock and investment control of the stock options held by Xencor Inc.

8	Consists of (i) 27,500 shares of common stock and (ii) 163,775 shares that may be acquired pursuant to the exercise of stock options within 60 days after April 7, 2021.

9	Consists of 55,775 shares that may be acquired pursuant to the exercise of stock options within 60 days after April 7, 2021.

HOUSEHOLDING OF MATERIALS

In some instances, only one copy of the proxy materials is being delivered to multiple Stockholders sharing an address, unless the Company has received instructions from one or more of the Stockholders to continue to deliver multiple copies. The Company will deliver promptly, upon oral or written request, a separate copy of the applicable materials to a Stockholder at a shared address to which a single copy was delivered. If you wish to receive a separate copy of the proxy materials you may call the Company at (212) 984-1096 or send a written request to INmune Bio, 1200 Prospect Street, Suite 525, La Jolla, CA 92037, Attention: Secretary. If you wish to receive a separate copy of the proxy materials, and wish to receive a separate copy for each stockholder in the future, you may call the Company at the telephone number or write the Company at the address listed above. Alternatively, stockholders sharing an address who now receive multiple copies of the proxy materials may request delivery of a single copy, also by calling the Company at the telephone number or writing to the Company at the address listed above.

STOCKHOLDER PROPOSALS FOR THE 2022 ANNUAL MEETING

The Company’s bylaws provide that, for matters to be properly brought before an annual meeting, business must be either (i) specified in the notice of the annual meeting (or any supplement or amendment thereto) given by or at the direction of the Board of Directors, (ii) otherwise brought before the annual meeting by or at the direction of the Board of Directors, or (iii) otherwise properly brought before the annual meeting by a stockholder.

Stockholder proposals intended for inclusion in our proxy statement relating to the next annual meeting in 2022 must have been received by the Company no later than December 28, 2021. If the date of the 2022 annual meeting is moved by more than 30 days before or after the anniversary date of the Meeting, then the deadline for inclusion of a stockholder proposal in our proxy materials for the 2021 annual meeting is instead a reasonable time before the Company begins to print and send its proxy materials for that meeting. Any such proposal must comply with Rule 14a-8 of Regulation 14A of the proxy rules of the Exchange Act.

Notice to the Company of a stockholder proposal submitted otherwise than pursuant to Rule 14a-8 also will be considered untimely if received at our principal executive offices other than during the time period set forth below and will not be placed on the agenda for the 2022 annual meeting. In addition to any other applicable requirements, for business to be properly brought before an annual meeting by a stockholder, the stockholder must have given timely notice thereof in writing to our secretary. To be timely, a stockholder’s notice must be delivered to the secretary at our principal executive offices not later than the close of business on the 90th day nor earlier than the close of business on the 120th day prior to the first anniversary of the preceding year’s annual meeting; provided, however, that in the event that the date of the annual meeting is more than 30 days before or more than 70 days after such anniversary date, notice by the stockholder must be so delivered not earlier than the close of business on the 120th day prior to such annual meeting and not later than the close of business on the later of the 90th day prior to such annual meeting or the 10th day following the day on which public announcement of the date of such meeting is first made by the Company.

A copy of the full text of the Company’s Bylaws may be obtained upon written request to INmune Bio, 1200 Prospect Street, Suite 525, La Jolla, CA 92037, Attention: Secretary.

OTHER MATTERS

The Board of Directors knows of no other matter before the Meeting other than the matters identified in this proxy statement. However, if any other matter properly comes before the Meeting, it is the intention of the persons named in the proxy solicited by the Board to vote the shares represented by them in accordance with their best judgment.

ANNUAL REPORT

The Company’s 2020 Annual Report, which includes financial statements, is available, together with this proxy statement, at http://www.inmunebio.com/index.php/en/investors-2/filings. The Annual Report does not form any part of the material for the solicitations of proxies.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ David Moss
David Moss
Secretary

A list of stockholders will be available for inspection by stockholders of record during business hours at the Company’s corporate headquarters at 1200 Prospect Street, Suite 525, La Jolla, CA 92037, for ten business days prior to the Meeting and will also be available for review at the Meeting.

Annex A

INMUNE BIO, INC.

2021 STOCK INCENTIVE PLAN

(effective __, 2021, subject to stockholder approval)

1 General

1.1 Purpose. The purposes of the INmune Bio, Inc. 2021 Stock Incentive Plan (the “Plan”) is to promote the interests of INmune Bio, Inc. (the “Company”) and the stockholders of the Company by providing (i) executive officers and other employees of the Company and its Subsidiaries (as defined below), (ii) certain advisors who perform services for the Company and its Subsidiaries and (iii) non-employee members of the Board of Directors of the Company (the “Board”) with appropriate incentives and rewards to encourage them to enter into and continue in the employ and service of the Company and to acquire a proprietary interest in the long-term success of the Company, as well as to reward the performance of these individuals in fulfilling their personal responsibilities for long-range and annual achievements. The Plan is intended to be a written compensatory plan within the meaning of Rule 701 promulgated under the Securities Act.

1.2 Effective Date and Term. The Plan will become effective upon the date it is approved by the stockholders of the Company (the “Effective Date”). Unless terminated earlier by the Committee, the Plan will expire on the tenth (10th) anniversary of the Effective Date.

1.3 Definitions. Capitalized terms in the Plan, unless defined elsewhere in the Plan, shall be defined as set forth below:

162(m) Term. The term “162(m) Term” means the period starting on the date when the Company’s stockholders first approve this Plan and ending on the date of the first meeting of the Company’s stockholders that occurs in the fifth year following the year in which the Company’s stockholders first approve this Plan.

Exchange Act. The term “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended, including the rules and regulations promulgated thereunder and any successor thereto.

Affiliated Company. The term “Affiliated Company” means any company, partnership, association, organization or other entity controlled by, controlling or under common control with the Company.

Award. The term “Award” means any award or benefit granted under the Plan, including, without limitation, Options, SARs, Restricted Stock, Restricted Stock Units, Other Stock-Based Awards and Cash-Based Awards.

Award Agreement. The term “Award Agreement” means a written Award grant agreement under the Plan.

Cash -Based Award. The term “Cash-Based Award” means a right or other interest granted to an Eligible Grantee under Section 4.2(vi) of the Plan that may be denominated or payable in cash, other than an Award pursuant to which the amount of cash is determined by reference to the value of a specific number of shares of Stock. For the avoidance of doubt, dividend equivalents constitute Cash-Based Awards.

Change of Control. The term “Change of Control” shall be deemed to occur if and when:

(i)	any person, including a “person” as such term is used in Section 14(d)(2) of the Exchange Act (a “Person”), is or becomes a beneficial owner (as such term is defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 50% or more of the combined voting power of the Company’s then outstanding securities;

(ii)	individuals who, as of the Effective Date, constitute the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the Effective Date whose election, or nomination for election by the Company’s stockholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding for this purpose any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board;

(iii)	all or substantially all of the assets of the Company are sold, transferred or distributed, or the Company is dissolved or liquidated; or

(iv)	a reorganization, merger, consolidation or other corporate transaction involving the Company (a “Transaction”) is consummated, in each case, with respect to which the stockholders of the Company immediately prior to such Transaction do not, immediately after the Transaction, own more than 50% of the combined voting power of the Company or other corporation resulting from such Transaction in substantially the same respective proportions as such stockholders’ ownership of the voting power of the Company immediately before such Transaction.

Notwithstanding the foregoing or any other provision of this Plan, the term Change of Control shall not include a sale of assets, merger or other transaction effected exclusively for the purpose of changing the domicile of the Company.

Code. The term “Code” means the Internal Revenue Code of 1986, as amended. A reference to any provision of the Code shall include reference to any successor provision of the Code.

Committee. The term “Committee” means the committee of the Board described in Section 2 hereof and any sub-committee established by such Committee pursuant to Section 2.4.

Covered Employee. The term “Covered Employee” means an Employee who is, or who is anticipated to become, between the time of grant and payment of the Award, a “covered employee,” as such term is defined in Section 162(m)(3) of the Code (or any successor section thereof).

Disability. The term “Disability” means “Disability” as defined in any Award Agreement to which the Grantee is a party.

Eligible Grantee. The term “Eligible Grantee” shall mean any Employee, Non-Employee Director or Key Advisor, as determined by the Committee in its sole discretion.

Employee. The term “Employee” means an active employee of the Company or a Subsidiary, but excluding any person who is classified by the Company or a Subsidiary as a “contractor” or “consultant,” no matter how characterized by the Internal Revenue Service, other governmental agency or a court, or any employee who is not actively employed, as determined by the Committee. Any change of characterization of an individual by the Internal Revenue Service or any court or government agency shall have no effect upon the classification of an individual as an Employee for purposes of this Plan, unless the Committee determines otherwise.

Fair Market Value. For purposes of determining the “Fair Market Value” of a share of Stock as of any date, the “Fair Market Value” as of that date shall be, unless otherwise determined by the Committee, the closing sale price during regular trading hours of the Stock on the immediately preceding date on the principal securities market in which shares of Stock is then traded; or, if there were no trades on that date, the closing sale price during regular trading hours of the Stock on the first trading day prior to that date. If the Stock is not publicly traded at the time a determination of Fair Market Value is required to be made hereunder, the determination of such amount shall be made by the Committee in such manner as it deems appropriate.

Grantee. The term “Grantee” means an Employee, Non-Employee Director or Key Advisor of the Company or a Subsidiary who has been granted an Award under the Plan.

ISO. The term “ISO” means any Option intended to be and designated as an incentive stock option within the meaning of Section 422 of the Code.

Key Advisor. The term “Key Advisor” means a consultant or other key advisor who performs services for the Company or a Subsidiary.

Non-Employee Director. The term “Non-Employee Director” means a member of the Board who is not an Employee.

NQSO. The term “NQSO” means any Option that is not designated as an ISO, or which is designated by the Committee as an ISO but which subsequently fails or ceases to qualify as an ISO.

Option. The term “Option” means a right, granted to an Eligible Grantee under Section 4.2(i), to purchase shares of Stock. An Option may be either an ISO or an NQSO.

Other Stock-Based Award. The term “Other Stock-Based Award” means a right or other interest granted to an Eligible Grantee under Section 4.2(v) of the Plan that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, Stock, including but not limited to (i) unrestricted Stock awarded as a bonus or upon the attainment of Performance Goals or otherwise as permitted under the Plan, and (ii) a right granted to an Eligible Grantee to acquire Stock from the Company containing terms and conditions prescribed by the Committee.

Performance Goals. The term “Performance Goals” means performance goals based on the attainment by the Company or any Subsidiary of the Company or any Affiliated Company (or any division or business unit of any such entity), or any two or more of the foregoing, of performance goals pre-established by the Committee in its sole discretion, based on one or more of the following criteria (if applicable, such criteria shall be determined in accordance with generally accepted accounting principles (“GAAP”) or based upon the Company’s GAAP financial statements): (i) the attainment of certain target levels of, or a specified percentage increase in, revenues, earnings, income before taxes and extraordinary items, net income, operating income, earnings before income tax, earnings before interest, taxes, depreciation and amortization or a combination of any or all of the foregoing; (ii) the attainment of certain target levels of, or a percentage increase in, after-tax or pre-tax profits including, without limitation, that attributable to continuing and/or other operations; (iii) the attainment of certain target levels of, or a specified increase in, operational cash flow; (iv) the achievement of a certain level of, reduction of, or other specified objectives with regard to limiting the level of increase in, all or a portion of, the Company’s bank debt or other long-term or short-term public or private debt or other similar financial obligations of the Company, which may be calculated net of such cash balances and/or other offsets and adjustments as may be established by the Committee; (v) earnings per share or the attainment of a specified percentage increase in earnings per share or earnings per share from continuing operations; (vi) the attainment of certain target levels of, or a specified increase in return on capital employed or return on invested capital; (vii) the attainment of certain target levels of, or a percentage increase in, after-tax or pre-tax return on stockholders’ equity; (viii) the attainment of certain target levels of, or a specified increase in, economic value added targets based on a cash flow return on investment formula; (ix) the attainment of certain target levels in, or specified increases in, the fair market value of the shares of the Company’s common stock; (x) the growth in the value of an investment in the Company’s common stock; (xi) the attainment of a certain level of, reduction of, or other specified objectives with regard to limiting the level in or increase in, all or a portion of controllable expenses or costs or other expenses or costs; (xii) gross or net sales, revenue and growth of sales revenue (either before or after cost of goods, selling and general administrative expenses, research and development expenses and any other expenses or interest); (xiii) total stockholder return; (xiv) return on assets or net assets; (xv) return on sales; (xvi) operating profit or net operating profit; (xvii) operating margin; (xviii) gross or net profit margin; (xix) cost reductions or savings; (xx) productivity; (xxi) operating efficiency; (xxii) working capital; or (xxiii) market share; (xxiv) customer satisfaction; (xxv) workforce diversity; (xxvi) results of clinical trials; (xxvii) acceptance of a new drug application by a regulatory body; (xxviii) regulatory body approval for commercialization of a product; (xxix) launch of a new drug; (xxx) completion of out-licensing, in-licensing or disposition of product candidates or other acquisition or disposition projects; and (xxxi) to the extent that an Award is not intended to comply with Section 162(m) of the Code, other measures of performance selected by the Board. Subject to the limitations in Section 4.2, the Committee in its sole discretion may designate additional business criteria on which the Performance Goals may be based or adjust, or modify or amend the aforementioned business criteria. The relative weights of the criteria that comprise the Performance Goals shall be determined by the Committee in its sole discretion. In establishing the Performance Goals for a performance period, the Committee may establish different Performance Goals for individual Grantees or groups of Grantees. Subject to the limitations in Section 4.2(ix)(d), the Committee in its sole discretion shall have the authority to make equitable adjustments to the Performance Goals in recognition of unusual or non-recurring events affecting the Company or any Subsidiary of the Company or any Affiliated Company or the financial statements of the Company or any Subsidiary of the Company or any Affiliated Company, in response to changes in applicable laws or regulations, including changes in generally accepted accounting principles or practices, or to account for items of gain, loss or expense determined to be extraordinary or unusual in nature or infrequent in occurrence or related to the disposal of a segment of a business, as applicable. Performance Goals may include a threshold level of performance below which no Award will be earned, a level of performance at which the target amount of an Award will be earned and a level of performance at which the maximum amount of the Award will be earned.

Restricted Stock. The term “Restricted Stock” means an Award of shares of Stock to an Eligible Grantee under Section 4.2(iii) that may be subject to certain restrictions and to a risk of forfeiture. Stock issued upon the exercise of Options or SARs is not “Restricted Stock” for purposes of the plan, even if subject to post-issuance transfer restrictions or forfeiture conditions. When Restricted Stock vests, it ceases to be “Restricted Stock” for purposes of the Plan.

Restricted Stock Unit. The term “Restricted Stock Unit” means a right granted to an Eligible Grantee under Section 4.2(iv) to receive Stock or cash at the end of a specified deferral period, which right may be conditioned on the satisfaction of specified performance or other criteria.

Retirement. The term “Retirement” means any termination of employment or service as an Employee, Non-Employee Director or Key Advisor as a result of retirement in good standing under the rules of the Company or a Subsidiary, as applicable, then in effect.

Rule 16b-3. The term “Rule 16b-3” means Rule 16b-3, as from time to time in effect promulgated by the Securities and Exchange Commission under Section 16 of the Exchange Act, including any successor to such Rule.

Securities Act. The term “Securities Act” means the Securities Act of 1933, as amended.

Stock. The term “Stock” means shares of the common stock, par value $0.001 per share, of the Company.

Stock Appreciation Right or SAR. The term “Stock Appreciation Right” or “SAR” means the right, granted to an Eligible Grantee under Section 4.2(ii), to be paid an amount measured by the appreciation in the Fair Market Value of Stock from the date of grant to the date of exercise of the right.

Subsidiary. The term “Subsidiary” means any present or future subsidiary corporation of the Company within the meaning of Section 424(f) of the Code, and any present or future business venture designated by the Committee in which the Company has a significant interest, including, without limitation, any subsidiary corporation in which the Company has at least a 50% ownership interest, as determined in the discretion of the Committee.

2 Administration

2.1 Committee. The authority to manage the operation of and administer the Plan shall be vested in a committee (the “Committee”) in accordance with this Section 2. The Committee shall be selected by the Board, and shall consist solely of two or more members of the Board who are non-employee directors within the meaning of Rule 16b-3 and are outside directors within the meaning of Code Section 162(m). Unless otherwise determined by the Board, the Company’s Compensation Committee shall be designated as the “Committee” hereunder. If the Board, at any time, consists of only one member, such sole member may take all actions granted to the Committee hereunder.

2.2 Powers of the Committee. The Committee’s administration of the Plan shall be subject to the following:

(i)	Subject to the provisions of the Plan, the Committee will have the authority and discretion to select from among the Eligible Grantees those persons who shall receive Awards, to determine the time or times of receipt, to determine the types of Awards and the number of shares covered by the Awards, and to establish the terms, conditions, performance criteria, restrictions, and other provisions of such Awards;

(ii)	The Committee will have the authority and discretion to interpret the Plan, to establish, amend, and rescind any rules and regulations relating to the Plan, to determine the terms and provisions of any Award Agreement made pursuant to the Plan, and to make all other determinations that may be necessary or advisable for the administration of the Plan;

(iii)	Any interpretation of the Plan by the Committee and any decision made by it under the Plan is final and binding on all persons; and

(iv)	In managing the operation of and administering the Plan, the Committee shall take action in a manner that conforms to the articles of incorporation and by-laws of the Company, and applicable state corporate law.

2.3 Prohibition Against Repricing. Notwithstanding any provision of the Plan to the contrary, in no event shall any action be taken under the Plan that constitutes a Repricing of any Option or SAR granted under the Plan, or of any option or stock appreciation right granted under the any other plan of the Company or of an acquired company, except with approval of the stockholders of the Company.

2.4 Delegation of Authority. To the extent not inconsistent with applicable law, the rules of the NASDAQ Stock Market or other provisions of the Plan, the Committee may, at any time, allocate all or any portion of its responsibilities and powers to any one or more of its members or, with respect to Awards made to Employees other than executive officers, the Chief Executive Officer, including without limitation, the power to designate Grantees hereunder and determine the amount, timing and terms of Awards hereunder. Any such allocation or delegation may be revoked by the Committee at any time.

2.5 Indemnification. Each person who is or shall have been a member of the Committee, or the Board, shall be indemnified and held harmless by the Company against and from any loss, cost, liability or expense that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken in good faith or failure to act in good faith under the Plan and against and from any and all amounts paid by him or her in settlement thereof, with the Company’s approval, or paid by him or her in satisfaction of any judgment in any such action, suit or proceeding against him or her, provided he or she shall give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification shall be in addition to any other rights of indemnification or elimination of liability to which such persons may be entitled under the Company’s articles of incorporation or by-laws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

3 Available Shares of Stock Under the Plan

3.1 Shares Available for Awards. Subject to the adjustments described below, the maximum number of shares of Stock reserved for the grant of Awards under the Plan shall be 2,000,000. Of the maximum number of shares of Stock reserved for the grant of Awards under the Plan, no more than 1,000,000 of such shares may be issued pursuant to stock-settled Awards other than Options (that is, Restricted Stock, Restricted Stock Units, SARs, Performance Awards, Other Stock-Based Awards and dividend equivalent Awards, in each case to the extent settled in shares of Common Stock).

3.2 Forfeited, Cancelled and Expired Awards. Awards granted under the Plan that are forfeited, expire or are canceled or settled without issuance of Stock shall not count against the maximum number of shares that may be issued under the Plan as set forth in Section 3.1 and shall be available for future Awards under the Plan. Notwithstanding the foregoing, any and all Stock that is (i) withheld or tendered in payment of an Option exercise price; (ii) withheld by the Company to satisfy any tax withholding obligation; (iii) covered by a SAR (to the extent that it is settled in Stock, without regard to the number of shares of Stock that are actually issued to the Grantee upon exercise); (iv) withheld by the Company to satisfy any debt or other obligation owed to the Company or any Subsidiary, and (v) any fractional shares of Common Stock that are cancelled pursuant to the Plan, shall be considered issued pursuant to the Plan and shall not be added to the maximum number of shares of Stock that may be issued under the Plan as set forth in Section 3.1.

3.3 Adjustments. In the event of any change in the Company’s capital structure, including but not limited to a change in the number of shares of Stock outstanding, on account of (i) any stock dividend, stock split, reverse stock split or any similar equity restructuring, or (ii) any combination or exchange of equity securities, merger, consolidation, recapitalization, reorganization, or divesture or any other similar event affecting the Company’s capital structure, to reflect such change in the Company’s capital structure, the Committee shall make appropriate equitable adjustments to the maximum number of shares of Stock that may be issued under the Plan as set forth in Section 3.1. In the event of any extraordinary dividend, divestiture or other distribution (other than ordinary cash dividends) of assets to stockholders, or any transaction or event described above, to the extent necessary to prevent the enlargement or diminution of the rights of Grantees, the Committee shall make appropriate equitable adjustments to the number or kind of shares subject to an outstanding Award, the exercise price applicable to an outstanding Award, and/or a Performance Goals. Any adjustments under this Section 3.3 shall be consistent with Section 409A or 424 of the Code, to the extent applicable, and made in a manner that does not adversely affect the exemption provided pursuant to Rule 16b- 3 or qualification under Section 162(m) of the Code, to the extent each may be applicable. The Company shall give each Grantee notice of an adjustment to an Award hereunder and, upon notice, such adjustment shall be final, binding and conclusive for all purposes. Notwithstanding the foregoing, the Committee shall decline to adjust any Award made to a Participant if such adjustment would violate applicable law.

3.4 Fractional Shares. The Company shall not be obligated to issue any fractional shares of Stock in settlement of Awards granted under the Plan. Except as otherwise provided in an Award Agreement or determined by the Committee, (i) the total number of shares issuable pursuant to the exercise, vesting or earning of an Award shall be rounded down to the nearest whole share, and (ii) no fractional shares shall be issued. The Committee may, in its discretion, determine that a fractional share shall be settled in cash.

4 Awards

4.1 General. The term of each Award shall be for such period as may be determined by the Committee, subject to the limitations set forth below. Subject to the terms of the Plan and any applicable Award Agreement, payments to be made by the Company or any Subsidiary of the Company upon the grant, maturation, or exercise of an Award may be made in such forms as the Committee shall determine at the date of grant or thereafter, including, without limitation, cash, Stock, or other property. In addition to the foregoing, the Committee may impose on any Award or the exercise thereof, at the date of grant, such additional terms and conditions not inconsistent with the provisions of the Plan, including, but not limited to forfeiture and clawback provisions, as the Committee shall determine; provided, however, that any such terms and conditions shall not be inconsistent with Section 409A of the Code.

4.2 Types of Awards. The Committee is authorized to grant the Awards described in this Section 4.2, under such terms and conditions as deemed by the Committee to be consistent with the purposes of the Plan. Such Awards may be granted with value and payment contingent upon Performance Goals. Each Award shall be evidenced by an Award Agreement containing such terms and conditions applicable to such Award as the Committee shall determine.

(i)	Options. The Committee is authorized to grant Options to Grantees on the following terms and conditions:

a.	Type of Award. The Award Agreement evidencing an Option shall designate the Option as either an ISO or an NQSO, as determined in the discretion of the Committee. At the time of the grant of Options, the Committee may place restrictions on the exercisability or vesting of Options that shall lapse, in whole or in part, upon the attainment of Performance Goals; provided that such Performance Goals shall relate to periods of performance of at least one fiscal year.

b.	Exercise Price. The exercise price of each Option granted under this Section 4.2 shall be established by the Committee or shall be determined by a method established by the Committee at the time the Option is granted; provided, however, that the exercise price shall not be less than 100% of the Fair Market Value of a share of Stock on the date of grant of the Award. No dividends or dividend equivalents will be paid on shares of Stock subject to an Option.

c.	Exercise. Upon satisfaction of the applicable conditions relating to vesting and exercisability, as determined by the Committee and set forth in the Award Agreement, and upon provision for the payment in full of the exercise price and applicable taxes due, the Grantee shall be entitled to exercise the Option and receive the number of shares of Stock issuable in connection with the Option exercise provided, however, that no Option may be exercised more than ten years after its grant date. Except as set forth in Section 4.3, no NQSO granted hereunder may be exercised after the earlier of (A) the expiration of the NQSO or (B) unless otherwise provided by the Committee in an Award Agreement, ninety days after the severance of an NQSO holder’s employment or service with the Company or any Subsidiary. The shares issued in connection with the Option exercise may be subject to such conditions and restrictions as the Committee may determine, from time to time. An Option may be exercised by any method as may be permitted by the Committee from time to time, including but not limited to any “net exercise” or other “cashless” exercise method.

d.	Restrictions Relating to ISOs. In addition to being subject to the terms and conditions of this Section 4.2(i), ISOs shall comply with all other requirements under Section 422 of the Code. Accordingly, ISOs may be granted only to Eligible Grantees who are employees (as described in Treasury Regulation Section 1.421-7(h)) of the Company or of any “Parent Corporation” (as defined in Code Section 424(e)) or of any “Subsidiary Corporation” (as defined in Code Section 424(f)) on the date of grant. The aggregate Fair Market Value (determined as of the time the ISO is granted) of the Stock with respect to which ISOs (under all option plans of the Company and of any Parent Corporation and of any Subsidiary Corporation) are exercisable for the first time by an Eligible Grantee during any calendar year shall not exceed $100,000. ISOs shall not be transferable by the Eligible Grantee otherwise than by will or the laws of descent and distribution and shall be exercisable, during the Eligible Grantee’s lifetime, only by such Eligible Grantee. The Committee shall not grant ISOs to any Employee who, at the time the ISO is granted, owns stock possessing (after the application of the attribution rules of Section 424(d) of the Code) more than ten percent (10%) of the total combined voting stock of the Company or of any Parent Corporation or of any Subsidiary Corporation, unless the exercise price of the ISO is fixed at not less than one hundred and ten percent (110%) of the Fair Market Value of a share of Common Stock on the date of grant and the exercise of such ISO is prohibited by its terms after the fifth (5th) anniversary of the ISO’s date of grant. In addition, no ISO shall be issued to an Eligible Grantee in tandem with a NQSO issued to such Eligible Grantee in accordance with Treasury Regulation Section 14a.422A-1, Q/A-39.

(ii)	SARs. The Committee is authorized to grant SARs to Grantees on the following terms and conditions:

a.	In General. SARs may be granted independently or in tandem with an Option at the time of grant of the related Option. An SAR granted in tandem with an Option shall be exercisable only to the extent the underlying Option is exercisable. Payment of an SAR may be made in cash, Stock, or a combination of the foregoing, as specified in the Award Agreement or determined in the sole discretion of the Committee. At the time of the grant of SARs, the Committee may place restrictions on the exercisability or vesting of SARs that shall lapse, in whole or in part, upon the attainment of Performance Goals; provided that such Performance Goals shall relate to periods of performance of at least one fiscal year.

b.	Term and Exercisability of SARs. SARs shall be exercisable over the exercise period at such times and upon such conditions as the Committee may determine, as reflected in the Award Agreement; provided, however, that no SAR may be exercised more than ten years after its grant date. Except as set forth in Section 4.3, no SAR granted hereunder may be exercised after the earlier of (A) the expiration of the SAR or (B) unless otherwise provided by the Committee in an Award Agreement, ninety days after the severance of an SAR holder’s employment or service with the Company or any Subsidiary.

c.	Payment. An SAR shall confer on the Grantee a right to receive an amount with respect to each share of Stock subject thereto, upon exercise thereof, equal to the excess of (A) the Fair Market Value of one share of Stock on the date of exercise over (B) the grant price of the SAR (which in the case of an SAR granted in tandem with an Option shall be equal to the exercise price of the underlying Option, and which in the case of any other SAR shall be such price as the Committee may determine but in no event shall be less than the Fair Market Value of a share of Stock on the date of grant of such SAR). An SAR may be exercised by giving written notice of such exercise to the Committee or its designated agent. No dividends or dividend equivalents will be paid on shares of Stock subject to an SAR.

(iii)	Restricted Stock. The Committee is authorized to grant Restricted Stock to Grantees on the following terms and conditions:

a.	Issuance and Restrictions. Restricted Stock shall be subject to such restrictions on transferability and other restrictions, if any, as the Committee may impose at the date of grant, which restrictions may lapse separately or in combination at such times, under such circumstances, in such installments, or otherwise, as the Committee may determine. The Committee may place restrictions on Restricted Stock that shall lapse, in whole or in part, upon the attainment of Performance Goals; provided that such Performance Goals shall relate to periods of performance of at least one fiscal year. Except to the extent restricted under the Award Agreement relating to the Restricted Stock, a Grantee granted Restricted Stock shall have all of the rights of a stockholder including, without limitation, the right to vote Restricted Stock and the right to receive dividends thereon.

b.	Certificates for Stock. Restricted Stock granted under the Plan may be evidenced in such manner as the Committee shall determine. If certificates representing Restricted Stock are registered in the name of the Grantee, such certificates shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Restricted Stock, and the Company may retain physical possession of the certificate.

c.	Dividends. Except to the extent restricted under the applicable Award Agreement, cash dividends paid on Restricted Stock shall be paid at the dividend payment date subject to no restriction. Unless otherwise determined by the Committee, Stock distributed in connection with a stock split or stock dividend shall be subject to the transfer restrictions, forfeiture risks and vesting conditions to the same extent as the Restricted Stock with respect to which such Stock or other property has been distributed. Notwithstanding the foregoing, the Committee may not provide for the current payment of dividends for Restricted Stock subject to Performance Goals; for such Awards, dividends may accrue but shall not be payable unless and until the Award vests upon satisfaction of the applicable Performance Goals and all other applicable conditions to vesting.

(iv)	Restricted Stock Units. The Committee is authorized to grant Restricted Stock Units to Grantees, subject to the following terms and conditions:

a.	Conditions to Vesting. At the time of the grant of Restricted Stock Units, the Committee may place restrictions on Restricted Stock Units that shall lapse, in whole or in part, upon the attainment of Performance Goals; provided that such Performance Goals shall relate to periods of performance of at least one fiscal year.

b.	Benefit Upon Vesting. Unless otherwise provided in an Award Agreement, upon the vesting of a Restricted Stock Unit, there shall be delivered to the Grantee, within 30 days of the date on which such Award (or any portion thereof) vests, the number of shares of Stock equal to the number of Restricted Stock Units becoming so vested.

c.	Dividend Equivalents. To the extent provided in an Award Agreement, subject to the requirements of Section 409A of the Code, an Award of Restricted Stock Units may provide the Grantee with the right to receive dividend equivalent payments with respect to Stock subject to the Award (both before and after the Stock subject to the Award is earned, vested, or acquired), which payments may be either made currently or credited to an account for the Grantee, and may be settled in cash or Stock, as determined by the Committee. Any such settlements and any such crediting of dividend equivalents may, at the time of grant of the Restricted Stock Unit, be made subject to the transfer restrictions, forfeiture risks, vesting and conditions of the Restricted Stock Units and subject to such other conditions, restrictions and contingencies as the Committee shall establish at the time of grant of the Restricted Stock Unit, including the reinvestment of such credited amounts in Stock equivalents, provided that all such conditions, restrictions and contingencies shall comply with the requirements of Section 409A of the Code. Notwithstanding the foregoing in this Section 4.2(iv)(c), dividend equivalents may accrue on unearned Restricted Stock Units subject to Performance Goals but shall not be payable unless and until the applicable Performance Goals are met and certified.

(v)	Other Stock-Based Awards. The Committee is authorized to grant Awards to Grantees in the form of Other Stock-Based Awards, as deemed by the Committee to be consistent with the purposes of the Plan. At the time of the grant of Other Stock-Based Awards, the Committee may place restrictions on the payout or vesting of Other Stock-Based Awards that shall lapse, in whole or in part, upon the attainment of Performance Goals; provided that such Performance Goals shall relate to periods of performance of at least one fiscal year. The Committee shall determine the terms and conditions of such Awards at the date of grant. Other Stock-Based Awards may not be granted with the right to receive dividend equivalent payments.

(vi)	Cash-Based Awards. The Committee is authorized to grant Awards to Grantees in the form of Cash-Based Awards, as deemed by the Committee to be consistent with the purposes of the Plan. At the time of the grant of Cash-Based Awards, the Committee may place restrictions on the payout or vesting of Cash-Based Awards that shall lapse, in whole or in part, upon the attainment of Performance Goals. The Committee shall determine the terms and conditions of such Awards at the date of grant.

(vii)	Settlement of Options and SARs. Shares of Stock delivered pursuant to the exercise of an Option or SAR shall be subject to such conditions, restrictions and contingencies as the Committee may establish in the applicable Award Agreement. Settlement of SARs may be made in shares of Stock (valued at their Fair Market Value at the time of exercise), in cash, or in a combination thereof, as determined in the discretion of the Committee and set forth in the Award Agreement. The Committee, in its discretion, may impose such conditions, restrictions and contingencies with respect to shares of Stock acquired pursuant to the exercise of an Option or an SAR as the Committee determines to be desirable.

(viii)	Vesting; Additional Terms. Except as set forth in Section 4.3, other than Options, SARs, Restricted Stock, Restricted Stock Units or Other Stock-Based Awards conditioned upon the attainment of Performance Goals that relate to performance periods of at least one fiscal year, Options, SARs, Restricted Stock, Restricted Stock Units or Other Stock-Based Awards granted hereunder shall vest as determined by the Committee and set forth in the Award Agreement. The term of any Award granted under the Plan will not exceed ten years from the date of grant.

(ix)	Qualified Performance-Based Compensation.

a.	The Committee may determine that Restricted Stock, Restricted Stock Units, Other Stock-Based Awards or Cash-Based Awards granted to a Covered Employee shall be considered “qualified performance-based compensation” under section 162(m) of the Code, in which case the provisions of this Section 4.2(ix) shall apply. As required pursuant to Section 162(m) of the Code and the regulations promulgated thereunder, the Committee’s authority to grant new awards that are intended to qualify as performance-based compensation within the meaning of Section 162(m) of the Code (other than qualifying Options and qualifying SARs) shall terminate upon the first meeting of the Company’s stockholders that occurs in the fifth year following the year in which the Company’s stockholders first approve this Plan.

b.	When Awards are made under this Section 4.2(ix), the Committee shall establish in writing (i) the objective Performance Goals that must be met, (ii) the period during which performance will be measured, (iii) the maximum amounts that may be paid if the Performance Goals are met, and (iv) any other conditions that the Committee deems appropriate and consistent with the requirements of Section 162(m) of the Code for “qualified performance-based compensation.” The Performance Goals shall satisfy the requirements for “qualified performance-based compensation,” including the requirement that the achievement of the goals be substantially uncertain at the time they are established and that the Performance Goals be established in such a way that a third party with knowledge of the relevant facts could determine whether and to what extent the Performance Goals have been met. The Committee shall not have discretion to increase the amount of compensation that is payable, but may reduce the amount of compensation that is payable, pursuant to Awards identified by the Committee as “qualified performance-based compensation.”

c.	Performance Goals must be pre-established by the Committee. A Performance Goal is considered pre-established if it is established in writing not later than 90 days after the commencement of the period of service to which the Performance Goal relates, provided that the outcome is substantially uncertain at the time the Committee actually established the goal. However, in no event will a Performance Goal be considered pre-established if it is established after 25% of the period of service (as scheduled in good faith at the time the goal is established) has elapsed.

d.	The Committee in its sole discretion shall have the authority to make equitable adjustments to the Performance Goals in recognition of unusual or non-recurring events affecting the Company or any Subsidiary of the Company or any Affiliated Company or the financial statements of the Company or any Subsidiary of the Company or any Affiliated Company, in response to changes in applicable laws or regulations, including changes in generally accepted accounting principles or practices, or to account for items of gain, loss or expense determined to be extraordinary or unusual in nature or infrequent in occurrence or related to the disposal of a segment of a business, as applicable, provided such adjustment occurs in writing not later than 90 days after the commencement of the period of service to which the Performance Goal relates (and in no event later than the date that 25% of the period of service has elapsed). In addition, the Committee may specify that certain equitable adjustments to the Performance Goals will be made during the applicable Performance Period, provided such specification occurs in writing not later than 90 days after the commencement of the period of service to which the Performance Goal relates (and in no event later than the date that 25% of the period of service has elapsed).

e.	The Committee shall certify the performance results for the performance period specified in the Award Agreement after the performance period ends. The Committee shall determine the amount, if any, to be paid pursuant to each Award based on the achievement of the Performance Goals and the satisfaction of all other terms of the Award Agreement. Subject to the provisions of Section 3.3 relating to capitalization adjustments, at such time as the Company may be subject to the applicable provisions of Section 162(m) of the Code, a maximum of 50,000 shares of Stock subject to qualified performance-based compensation may be granted to any Eligible Grantee during any calendar year during the 162(m) Term.

f.	The Committee may provide in the Award Agreement that Awards under this Section 4.2(ix) shall be payable, in whole or in part, in the event of the Grantee’s death or Disability, or under other circumstances consistent with the Treasury regulations and rulings under Section 162(m) of the Code.

4.3 Change of Control of the Company.

(i)	The Committee may, at the time an Award is made or at any time prior to, coincident with or after the time of a Change of Control:

a.	provide for the adjustment of any Performance Goals as the Committee deems necessary or appropriate to reflect the Change of Control;

b.	provide for the cancellation of any Awards then outstanding if the surviving entity or acquiring entity (or the surviving or acquiring entity’s parent company) in the Change of Control replaces the Awards with new rights of substantially equivalent value, as determined by the Committee;

c.	provide that upon an involuntary termination of a Participant’s employment as a result of a Change of Control, any time periods shall accelerate, and any other conditions relating to the vesting, exercise, payment or distribution of an Award shall be waived; or

d.	provide that Awards shall be purchased for an amount of cash equal to the amount that could have been obtained for the shares covered by a Restricted Stock Award if it had been vested and or by an Option or SAR if it had been exercised at the time of the Change of Control.

(ii)	Notwithstanding any other provisions of the Plan or an Award Agreement to the contrary, the vesting, payment, purchase or distribution of an Award may not be accelerated by reason of a Change of Control for any Grantee unless the Grantee’s employment is involuntarily terminated as a result of the Change of Control as provided in the Award Agreement or in any other written agreement, including an employment agreement, between us and the Grantee.

5 Operation

5.1 Duration. Grants may be made under the Plan through June 1, 2031. In the event of Plan termination while Awards remain outstanding, the Plan shall remain in effect as long as any Awards under it are outstanding, although no further grants may be made following Plan termination.

5.2 Uncertificated Stock. Nothing contained in the Plan shall prohibit the issuance of Stock on an uncertificated basis, to the extent allowed by the Company’s Articles of Incorporation and Bylaws, by applicable law and by the applicable rules of any stock exchange.

5.3 Tax Withholding. All distributions under the Plan are subject to withholding of all applicable taxes, and the Committee may condition the delivery of any shares or other benefits under the Plan on satisfaction of the applicable withholding obligations. The Committee, in its discretion, and subject to such requirements as the Committee may impose prior to the occurrence of such withholding, may permit such withholding obligations to be satisfied through cash payment by the Grantee, through the surrender of shares of Stock which the Grantee already owns, through withholding from other compensation payable to the Grantee or through the surrender of unrestricted shares of Stock to which the Grantee is otherwise entitled under the Plan, but only to the extent of the minimum amount required to be withheld under applicable law.

5.4 Use of Shares. Subject to the limitations on the number of shares of Stock that may be delivered under the Plan, the Committee may use available shares of Stock as the form of payment for compensation, grants or rights earned or due under any other compensation plans or arrangements of the Company or a Subsidiary, including the plans and arrangements of the Company or a Subsidiary assumed in business combinations.

5.5 Nontransferability. Awards granted under the Plan, and during any period of restriction on transferability, shares of Common Stock issued in connection with the exercise of an Option or a SAR, or vesting of a Restricted Stock Award may not be sold, pledged, hypothecated, assigned, margined or otherwise transferred by a Grantee in any manner other than by will or the laws of descent and distribution, unless and until the shares underlying such Award have been issued, and all restrictions applicable to such shares have lapsed or have been waived by the Committee. No Award or interest or right therein shall be subject to the debts, contracts or engagements of a Grantee or his or her successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law, by judgment, lien, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy and divorce), and any attempted disposition thereof shall be null and void, of no effect, and not binding on the Company in any way. Notwithstanding the foregoing, the Committee may permit Options and/or shares issued in connection with an Option or a SAR exercise that are subject to restrictions on transferability, to be transferred one time and without payment or consideration to a member of a Grantee’s immediate family or to a trust or similar vehicle for the benefit of a Grantee’s immediate family members. During the lifetime of a Grantee, all rights with respect to Awards shall be exercisable only by such Grantee or, if applicable pursuant to the preceding sentence, a permitted transferee.

5.6 Form and Time of Elections. Unless otherwise specified herein, each election required or permitted to be made by any Grantee or other person entitled to benefits under the Plan, and any permitted modification, or revocation thereof, shall be in writing filed with the Committee at such times, in such form, and subject to such restrictions and limitations, not inconsistent with the terms of the Plan, as the Committee shall require.

5.7 Agreement with Company. An Award under the Plan shall be subject to such terms and conditions, not inconsistent with the Plan, as the Committee shall, in its sole discretion, prescribe. The terms and conditions of any Award to any Grantee shall be reflected in such form of written document as is determined by the Committee. A copy of such document shall be provided to the Grantee, and the Committee may, but need not, require that the Grantee shall sign a copy of such document. Such document is referred to in the Plan as an “Award Agreement” regardless of whether any Grantee signature is required.

5.8 Gender and Number. Where the context admits, words in any gender shall include any other gender, words in the singular shall include the plural and the plural shall include the singular.

5.9 Limitation of Implied Rights.

(iii)	The Plan shall at all times be unfunded and neither a Grantee nor any other person shall, by reason of participation in the Plan, acquire any right in or title to any assets, funds or property of the Company or any Subsidiary whatsoever, including, without limitation, any specific funds, assets, or other property which the Company or any Subsidiary, in its sole discretion, may set aside in anticipation of a liability under the Plan. Nothing contained in the Plan and no action taken pursuant hereto shall create or be construed to create a fiduciary relationship between the Company and any Grantee or any other person. A Grantee shall have only a contractual right to the Stock or amounts, if any, payable under the Plan, unsecured by any assets of the Company or any Subsidiary, and nothing contained in the Plan shall constitute a guarantee that the assets of the Company or any Subsidiary shall be sufficient to pay any benefits to any person.

(iv)	The Plan does not constitute a contract of employment or service, and selection as a Grantee will not give any participating Employee, Non-Employee Director or Key Advisor the right to be retained in the employ or service of the Company or any Subsidiary, nor any right or claim to any benefit under the Plan, unless such right or claim has specifically accrued under the terms of the Plan. Except as otherwise provided in the Plan or the Award Agreement, no Award under the Plan shall confer upon the holder thereof any rights as a stockholder of the Company prior to the date on which the individual fulfills all conditions for receipt of such rights.

5.10 Section 409A. It is intended that all Options and SARs granted under the Plan shall be exempt from the provisions of Section 409A of the Code and that all other Awards under the Plan, to the extent that they constitute “non-qualified deferred compensation” within the meaning of Section 409A of the Code, will comply with Section 409A of the Code (and any regulations and guidelines issued thereunder). The Plan and any Award Agreements issued hereunder may be amended in any respect deemed by the Board or the Committee to be necessary in order to preserve compliance with Section 409A of the Code. Notwithstanding anything in this Plan to the contrary, if required by Section 409A of the Code, if a Grantee is considered a “specified employee” for purposes of Section 409A of the Code and if payment of any Award under this Plan is required to be delayed for a period of six months after “separation from service” within the meaning of Section 409A of the Code, payment of such Award shall be delayed as required by Section 409A of the Code, and the accumulated amounts with respect to such Award shall be paid in a lump sum payment within ten days after the end of the six month period. If the Grantee dies during the postponement period prior to the payment of benefits, the amounts withheld on account of Section 409A of the Code shall be paid to the Grantee’s beneficiary within sixty (60) days after the date of the Grantee’s death. For purposes of Section 409A of the Code, each payment under the Plan shall be treated as a separate payment. In no event shall a Grantee, directly or indirectly, designate the calendar year of payment. To the extent that any provision of the Plan would cause a conflict with the requirements of section 409A of the Code, or would cause the administration of the Plan to fail to satisfy the requirements of Section 409A of the Code, such provision shall be deemed null and void to the extent permitted by applicable law. Notwithstanding anything in the Plan or any Award Agreement to the contrary, each Grantee shall be solely responsible for the tax consequences of Awards under the Plan, and in no event shall the Company have any responsibility or liability if an Award does not meet any applicable requirements of Section 409A of the Code. Although the Company intends to administer the Plan to prevent taxation under Section 409A of the Code, the Company does not represent or warrant that the Plan or any Award complies with any provision of federal, state, local or other tax law.

5.11 Regulations and Other Approvals.

(i)	The obligation of the Company to sell or deliver Stock with respect to any Award granted under the Plan shall be subject to all applicable laws, rules and regulations, including all applicable federal and state securities laws, and the obtaining of all such approvals by governmental agencies as may be deemed necessary or appropriate by the Committee.

(ii)	Each Award is subject to the requirement that, if at any time the Committee determines, in its absolute discretion, that the listing, registration or qualification of Stock issuable pursuant to the Plan is required by any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the grant of an Award or the issuance of Stock, no such Award shall be granted or payment made or Stock issued, in whole or in part, unless listing, registration, qualification, consent or approval has been effected or obtained free of any conditions not acceptable to the Committee.

(iii)	In the event that the disposition of Stock acquired pursuant to the Plan is not covered by a then current registration statement under the Securities Act and is not otherwise exempt from such registration, such Stock shall be restricted against transfer to the extent required by the Securities Act of 1933, as amended, or regulations thereunder, and applicable state securities laws, and the Committee may require a Grantee receiving Stock pursuant to the Plan, as a condition precedent to receipt of such Stock, to represent to the Company in writing that the Stock acquired by such Grantee is acquired for investment only and not with a view to distribution.

(iv)	With respect to persons subject to section 16 of the Exchange Act, it is the intent of the Company that the Plan and all transactions under the Plan comply with all applicable provisions of Rule 16b-3.

(v)	All Awards under the Plan will be subject to any compensation, clawback and recoupment policies that may be applicable to the employees of the Company, as in effect from time to time and as approved by the Board or Committee, whether or not approved before or after the Effective Date. Subject to the requirements of applicable law, any such compensation, clawback and recoupment policies shall apply to Awards made after the effective date of the policy.

5.12 Non-Employee Director Award Deferrals. The Committee may permit a Non-Employee Director to defer receipt of the payment of cash or the delivery of shares that would otherwise be due to such Non-Employee Director in connection with any Restricted Stock, Restricted Stock Units, Other Stock-Based Awards or Cash-Based Awards. If any such deferral election is permitted, the Committee shall establish rules and procedures for such deferrals and may provide for interest or other earnings to be paid on such deferrals, which rules and procedures shall be consistent with applicable requirements of Section 409A of the Code. Unless otherwise specified in a Non-Employee Director’s valid election, any deferred amount will be deferred until the earliest to occur of the Non-Employee Director’s death, separation from service, or Change of Control; provided that any such deferral election is made by the Non-Employee Director on or prior to December 31 of the calendar year preceding the calendar year in which any such amounts are earned, or, if such Non-Employee Director is newly eligible for purposes of Section 409A of the Code, then within 30 days following the date he or she is first eligible, and then only with respect to amounts earned after the date of the election.

6 Amendment and Termination

The Plan may be terminated or amended by the Board at any time, except that the following actions may not be taken without stockholder approval:

(i)	any increase in the number of shares that may be issued under the Plan (except by certain adjustments provided for under the Plan);

(ii)	any change in the class of persons eligible to receive ISOs under the Plan;

(iii)	any change in the requirements of Sections 4.2(i)(b) and 4.2(ii)(c) hereof regarding the exercise price of Options and the grant price of SARs;

(iv)	any repricing or cancellation and regrant of any Option or, if applicable, other Award at a lower exercise, base or purchase price, whether in the form of an amendment, cancellation or replacement grant, or a cash-out of underwater options or any action that provides for Awards that contain a so-called “reload” feature under which additional Options or other Awards are granted automatically to the Grantee upon exercise of the original Option or Award; or

(v)	any other amendment to the Plan that would require approval of the Company’s stockholders under applicable law, regulation or rule or stock exchange listing requirement.

Notwithstanding any of the foregoing, adjustments pursuant to Section 3 shall not be subject to the foregoing limitations of this Section 6.

7 Governing Law

The Plan and all Award Agreements entered into under the Plan shall be construed in accordance with and governed by the laws of the State of New York, except that any principles or provisions of New York law that would apply the law of another jurisdiction (other than applicable provisions of U.S. Federal law) shall be disregarded. Notwithstanding the foregoing, matters with respect to indemnification, delegation of authority under the Plan, and the legality of shares of Stock issued under the Plan, shall be governed by the Nevada Revised Statutes.

8 Severability

If any of the provision of this Plan is finally held to be invalid, illegal or unenforceable (whether in whole or in part), such provision shall be deemed modified to the extent, but only to the extent, of such invalidity, illegality or unenforceability and the remaining provisions shall not be affected thereby; provided that, if any such provision is finally held to be invalid, illegal or unenforceable because it exceeds the maximum scope determined to be acceptable to permit such provision to be enforceable, such provision shall be deemed modified to the minimum extent necessary in order to make such provision enforceable.

INmuneBio
INNATE IMMUNITY

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com**

Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 p.m. Eastern Time on May 31, 2021. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/INMB2021**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 p.m. Eastern Time on May 31, 2021. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D52488-P56875

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

INMUNE BIO, INC.

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. Election of Directors	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees:

01) Edgardo Baracchini, PhD
02) J. Kelly Ganjei
03) Scott Juda, JD
04) Tim Schroeder
05) David Szymkowski, PhD
06) Raymond J. Tesi, MD
07) Marcia Allen

The Board of Directors recommends you vote FOR the following proposals:

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Form 10-K are available at www.proxyvote.com.

D52489-P56875

INMUNE BIO, INC.
Annual Meeting of Stockholders
June 1, 2021, 10:00 AM Eastern Time
This proxy is solicited by the Board of Directors

The stockholder(s) hereby appoint(s) Raymond J. Tesi and David Moss, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common stock of INMUNE BIO, INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held via live webcast at www.virtualshareholdermeeting.com/INMB2021 on June 1, 2021 starting at 10:00 a.m., Eastern Time, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side